UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Corporation

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: October 31, 2012

Date of reporting period: April 30, 2012

Item 1.	Reports to Stockholders.

The Advisors’ Inner Circle Fund

Westwood LargeCap Value Fund

Westwood SMidCap Fund

Westwood SMidCap Plus Fund

Westwood SmallCap Value Fund

Westwood Income Opportunity Fund

Westwood Balanced Fund

Westwood Dividend Growth Fund

Westwood Short Duration High Yield Fund

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

The Westwood Funds file their complete schedule of fund holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 877-386-3944; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

April 30, 2012

Dear Shareholders:

“Uncertainty is the only certainty there is, and knowing how to live with insecurity is the only security.”

- John Allen Paulos

Uncertainty and flux continue to drive the markets. The year 2011 finished with hopeful signs for 2012. Strong earnings growth, improved U.S. economic data, and optimism surrounding the European debt crisis encouraged investors.

While we didn’t quite receive a hearty ‘Santa Claus rally’ as we closed 2011, we also didn’t find a lump of coal in our stockings in December. A joint move by major central banks to significantly lower the cost of dollar funding to European banks, the European Central Bank’s (ECB) decision to extend unlimited liquidity lines to banks for up to three years, a 0.50% cut in the reserve requirement by the People’s Bank of China, and positive retail sales data post-Thanksgiving all encouraged investors.

With improved investor sentiment as the backdrop, the first three months of 2012 were characterized by rising markets and what seemed to be improved economic indicators. Better than expected gains in U.S. economic indicators drove the stock market, as represented by the S&P 500 Index, to its best first quarter since 1982. Sentiment was buoyed by a perceived improvement in the European debt situation, which was aided by the ECB funding banks via its Longer-Term Refinancing Operations (LTRO) as well as the approval of a second bailout for Greece.

More recently however, the markets have consolidated and now appear to be somewhat range bound. Employment reports have been disappointing, bringing renewed worries of a U.S. slowdown to the forefront. When coupled with the possibility of a slowdown in China and renewed fears surrounding the European debt crisis as Spain re-entered recession, investor risk aversion has once again risen. Stock correlations have fallen to 10-year lows and while U.S. economic data has softened, the data remains in a trend that is supportive of sustained expansion. The key to sustainability and growth, as always, is the consumer.

Looking forward, the outlook for the global economy remains uncertain and Europe’s problems will take time to be resolved. The U.S. economy continues to have its own issues; unemployment, rising debt levels, and remains somewhat vulnerable to events in Europe. The financial crisis in Europe could drag on but, should it remain largely contained, the impact to the U.S. economy could be dampened.

With all of the uncertainty surrounding us, we constantly remind ourselves that behind every investment is a company. We are looking for companies with good prospects that are underappreciated or undervalued by the market. If we successfully identify such companies and apply our disciplined investment process, we believe our funds will perform well over time with lower risk than the overall market. And while investing in companies that we identify as both high quality and undervalued may not always keep pace with fast rising markets, we are confident that this investment approach will produce attractive returns over the long-term.

In the U.S., we expect inflation to moderate but remain positive. This will result in negative real interest rates that provide support for the economy, but also serve as a tax on savers. With little improvement in hiring and wages, consumer spending remains tepid and demand for credit remains weak despite easier lending standards. On a more positive note, corporations should continue spending on capital improvements. And, while not a meaningful contributor to growth, housing should stabilize and begin to improve. With a global monetary easing cycle in place and the U.S. economy now more diversified among industries, we believe we will see modestly positive growth in the U.S. as the Federal Reserve maintains short-term rates near zero until late 2014.

Risks do remain in markets both domestically and abroad. Spanish bond yields are rising while Europeans reject austerity measures, the 2013 “fiscal cliff” created by potential higher U.S. tax rates is looming, and the U.S. election creates additional uncertainty. As a result, investors are turning to low volatility and income generating strategies.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

Given the uncertainties, we believe our portfolios are appropriately positioned for the current environment. We will continue to seek companies that we believe have the ability to deliver sustainable growth in both revenues and profits. Our analysts carefully research each idea and look for strong balance sheets, healthy free cash flow generation and improving fundamentals. We believe our disciplined investment process, philosophy, and risk control have served us and our investors well through diverse market cycles and will help the funds navigate the volatility and uncertainty prevalent in today’s current markets.

We appreciate your continued trust and look forward to reporting to you again in six months.

A discussion of each Fund’s performance is below:

Westwood LargeCap Value Fund

The performance of the Westwood LargeCap Value Fund for the periods ended April 30, 2012, was as follows:

	6 Months	2012 Calendar YTD
Westwood LargeCap Value Fund – I shares (WHGLX)	10.17%	10.31%
Westwood LargeCap Value Fund – A shares (WWLAX) (without sales charge)	10.07%	10.20%
Russell 1000 Value Index	11.62%	9.99%

Security selection in Utilities and Consumer Staples was the most additive to relative performance. In Utilities, holdings in defensive sectors such as Walgreen (WAG) and Philip Morris International (PM), in Consumer Staples, and Sempra Energy (SRE), in Utilities, performed well. Sempra Energy announced a dividend increase and plans for cash repatriation. Walgreen also benefited from perception that a dispute with Express Scripts could be resolved positively. Partially offsetting this performance however was American Electric Power (AEP), which fell as the Public Utilities Commission of Ohio disapproved a previous settlement, requiring that rates revert back to December 2011 levels. Selected other holdings moved higher on investor optimism, including Dow Chemical in the Materials & Processing sector.

Holdings within Energy and Consumer Discretionary detracted from relative performance. Consol Energy (CNX) and EQT Corporation (EQT) were negatively impacted by price declines in natural gas. General Motors (GM) and Wal-Mart Stores (WMT), in Consumer Discretionary, fell on fears that an economic slowdown would negatively impact sales, pulling the Fund’s sector performance lower. Additionally, Wal-Mart Stores fell on allegations that Wal-Mart Stores’ officials in Mexico violated the Foreign Corrupt Practices Act (FCPA) in the early 2000s while General Motors fell on news that its U.S. market share declined to a level not seen since 1922.

Within Technology, Oracle (ORCL) fell after missing investor consensus expectations for revenue across its major business lines due to weakness in Europe and Asia. Despite this miss, we believe Oracle remains one of the Fund’s most attractive holdings due to its recurring revenue stream, strong balance sheet and attractive valuation.

Within Producer Durables, holdings Xylem (XYL) and Exelis (XLS) both detracted from relative performance after their spin-off from ITT was completed. Exelis underperformed on fears of a slowing defense budget while Xylem’s exposure to Europe held it back.

Westwood SMidCap Fund

The performance of the Westwood SMidCap Fund for the periods ended April 30, 2012, was as follows:

	6 Months	2012 Calendar YTD
Westwood SMidCap Fund	9.89%	8.75%
Russell 2500 Index	12.03%	12.16%

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

Security selection in the Consumer Discretionary and Health Care sectors was the primary driver of SMidCap underperformance. The worst performing securities included Big Lots (BIG), which reported disappointing earnings and reduced guidance, and Universal Technical Institute (UTI), which fell in sympathy with a weak private education industry, while enrollment trends for the institute have been somewhat negative.

Health Care’s CareFusion (CFN), experienced weaker results that were driven by slower than expected growth in their infection prevention business as well as pricing pressure in their non-differentiated disposables business. Despite expected slower growth, the company remains compelling with zero debt, a strong product mix, and stable foundations for improvement in international markets. Hologic (HOLX) was bid up as investors reacted favorably to the company’s operating trends, particularly in its Diagnostics and Breast Health divisions.

Relative performance was also hindered by Producer Durable’s Gardner Denver (GDI), which fell due to its large exposure to the natural gas industry. Cabot Oil & Gas (COG), Consol Energy (CNX), and Cloud Peak Energy (CLD) all sold off as natural gas and coal prices weakened. Navistar International (NAV), which has come under government investigation for emissions compliance and faces an increased risk of recall and underperformed. An underweight to companies highly levered to domestic consumer spending, as well as investor preference for growth stocks, was also a drag on relative performance.

Relative performance was aided by security selection in Materials & Processing and by an underweight to Utilities. Performance was boosted by the rise in Kraton Performance Polymers (KRA), which rebounded from a weak fourth quarter 2011 as investors factored in a better global growth environment and the relative value of the stock. Two of the Fund’s best performing stocks, Plains Exploration & Production (PXP) and Approach Resources (AREX), are Energy companies that benefited from the rise in crude oil prices to $100/barrel, along with stronger than expected earnings reports.

Westwood SMidCap Plus Fund

The performance of the Westwood SMidCap Plus Fund for the periods ended April 30, 2012, was as follows:

	6 Months	2012 Calendar YTD
Westwood SMidCap Plus Fund	9.90%	9.74%
Russell 2500 Index	12.03%	12.16%

Stock selection in the Consumer Discretionary, Health Care, and Producer Durables sectors was the primary driver of underperformance. Navistar International (NAV) contributed to negative performance as the company works through the transition to higher emission compliance, while Big Lots (BIG) lowered same-store sales guidance for the first quarter. Lear (LEA) trended down on softening auto sales in Europe. Shares of Republic Services (RSG) traded down after missing first quarter earnings and reduced 2012 guidance on slower economic improvement as well as one-time items.

Relative performance was aided by positive stock selection in the Utilities, Materials & Processing, and Energy sectors. Positive contribution was led by Timken (TKR), which rallied on strong first quarter sales growth and margin expansion. Brinker International (EAT) shares rose following higher than expected same-store sales growth, while shares of Cabot Oil & Gas (COG) rallied after reporting better operating results and production trends. CMS Energy (CMS) performed well following better-than-feared results related to unfavorable weather conditions, and finally, Signet Jewelers (SIG) rallied after demonstrating solid execution in its first quarter results.

Security selection in Technology and an underweight in the defensive Utilities sector offset relative underperformance. Western Digital (WDC) rose after receiving European Union approval for the company’s merger with Hitachi Global Storage and providing a better than expected quarterly outlook due to a result of robust increase in prices.

Plains Exploration & Production benefited from the rise in crude oil prices to $100/barrel and a stronger than expected third quarter earnings report.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

Westwood SmallCap Value Fund

The performance of the Westwood SmallCap Value Fund for the periods ended April 30, 2012, was as follows:

	6 Months	2012 Calendar YTD
Westwood SmallCap Value Fund	14.73%	12.00%
Russell 2000 Value Index	11.47%	9.98%

Outperformance was driven by strong overall stock selection, especially in the Producer Durables, Materials & Processing and Health Care sectors. Holdings within Producer Durables led the way with strong earnings. Top performers TAL International Group (TAL) beat expected earnings and reported a strong outlook for the next year. Economically sensitive Producer Durables names Saia (SAIA) and EnerSys (ENS) surged along with an improvement in investor sentiment and confidence in the U.S. economy.

Health Care’s Orthofix International NV (OFIX) recently sold their lagging sports medicine division to a private equity firm and investors viewed this divestiture positively. Top performer Natus Medical (BABY), reported 2011 results and fiscal 2012 guidance that were received well by investors. Within Materials and Processing, performance was boosted by the rise in Kraton Performance Polymers (KRA), which rebounded as investors factored in a better global growth environment and the relative value of the stock.

Financial Services also performed well as banks rallied on the positive results from the U.S. “stress test” and the stabilization of the U.S. housing market. Top performing SVB Financial Group (SIVB) rebounded from their lows in the fourth quarter of 2011 due to a positive earnings surprise that was driven by growth in their loan book as well as their favorable position in the Silicon Valley market.

Within the Energy sector, “oily” stocks (those with production and revenues more levered to oil prices) fared better as oil prices climbed allowing Matrix Service (MTRX), a provider of services for oil refineries and storage tanks, to be a top performer. Detracting from relative performance were energy names related to natural gas including Pioneer Drilling (PDC) and Basic Energy Services (BAS), who both provide ancillary services to natural gas companies. Cloud Peak Energy (CLD) sold off as coal prices continued to weaken.

Detracting from relative performance were holdings in Consumer Discretionary as names in the Russell 2000 Value Index outperformed those held in the portfolio. Sales numbers for Kirkland’s Inc. (KIRK) and The Children’s Place Retail Stores (PLCE) were below investors’ expectations, while exposure to fears of a European slowdown has affected Warnaco Group’s international Calvin Klein segment.

Also hindering relative performance were Layne Christensen (LAYN), who reported poor margins and is undergoing a foreign corruption investigation, and lagging Rent-A-Center (RCII). Both names were sold for more attractive opportunities.

Westwood Income Opportunity Fund

The performance of the Westwood Income Opportunity Fund for the periods ended April 30, 2012, was as follows:

	6 Months	2012 Calendar YTD
Westwood Income Opportunity Fund – I shares	6.90%	4.50%
Westwood Income Opportunity Fund – A shares (without sales charge)	6.80%	4.36%
Citigroup 10 -Year Treasury Index	3.75%	0.59%
Citigroup 3-Month Treasury Bill Index	0.02%	0.01%
S&P 500 Index	12.77%	11.88%
FTSE NAREIT Index	14.42%	13.44%
Blended Benchmark*	7.71%	6.41%
*	25% Citigroup 10-Year Treasury Index, 25% Citigroup 3-Month Treasury Bill Index, 25% S&P 500 Index, 25% FTSE NAREIT Index

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

While the Fund’s more economically sensitive holdings surged through the first quarter of 2012, overall performance was tempered by its broad allocation among a variety of income-producing asset classes. The Fund was overweight in common stocks, which was a positive contributor to performance; however, investor preference for high-beta equities over stable dividend payers hurt relative performance. An underweight in Real Estate Investments Trusts (“REITs”) and an overweight in Master Limited Partnerships (“MLPs”) also detracted from relative performance, partially offset by the Fund’s exposure to corporate bonds, which outperformed the broader fixed income universe as credit spreads tightened and risk premiums fell.

Top contributors included the Bank of America and the Citigroup, which rallied with the rest of the Financial Services sector on improvements in Europe, the positive results from the U.S. “stress test,” and the stabilization of the U.S. housing market. The Bank of America also benefitted from greater clarity gained on the mortgage put-back settlement and confidence in the financial viability of the company. Positive chatter surrounding Windows 8 Mobile and an attractive dividend yield drove shares of Microsoft higher.

Detractors included Eagle Rock Energy Partners, LP (EROC), whose share prices fell due to low natural gas prices and concerns about oversupply. Exterran Partners, LP (EXLP) announced a larger than expected secondary offering in the quarter, which negatively impacted unit performance.

In 2012, the Fund decreased its weights in Raytheon (RTN) and Digital Realty Trust (DLR), both of which appreciated in the fourth quarter of 2011 and approached their near-term price targets. These proceeds were used to increase the weight in PepsiCo (PEP) given its attractive valuation, strong global franchise, and consistent dividend growth. The Fund also increased its weight in Vodafone Group ADR (VOD), which offers a compelling way to gain exposure to the global adoption of wireless data services and an attractive dividend yield.

We have continued to reduce our exposure to government bonds due to the low yields and low probability of further appreciation, repositioning in corporate bonds with higher yields and non-fixed securities which offer the benefit of potential capital appreciation. While our research process continues to identify opportunities across the various asset classes utilized in the strategy, we are currently finding the most attractive investments in high quality dividend paying equities, preferred securities and in MLPs and REITs.

We continue to use the volatility in the market to opportunistically add and trim names that move in and out of favorable valuation ranges. Also, as securities in the Fund reach their target price they are sold in order to purchase other holdings that offer a more attractive return profile. Our goal continues to be to take advantage of volatility and increase our weightings in positions where we have conviction and view valuation favorably using funds from securities that have appreciated.

Westwood Balanced Fund

The performance of the Westwood Balanced Fund for the periods ended April 30, 2012, was as follows:

	6 Months	2012 Calendar YTD
Westwood Balanced Fund	6.91%	6.82%
S&P 500 Index	12.77%	11.88%
Barclays U.S. Government/Credit Index	2.50%	1.43%
Blended Benchmark*	8.61%	7.64%
*	60% S&P 500 Index/40% Barclays U.S. Government/Credit Index

Stock selection in the Consumer Discretionary, Health Care, and Producer Durables sectors was the primary driver of underperformance. Navistar International (NAV) contributed to negative performance as the company works through the transition to higher emission compliance, while Big Lots (BIG) lowered same-store sales guidance for the first quarter. Lear (LEA) trended down on softening auto sales in Europe. Shares of Republic Services (RSG) traded down after missing first quarter earnings and reduced 2012 guidance on slower economic improvement as well as one-time items.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

Relative performance was aided by positive stock selection in the Utilities, Materials & Processing, and Energy sectors. Positive contribution was led by Timken (TKR), which rallied on strong first quarter sales growth and margin expansion. Brinker International (EAT) shares rose following higher than expected same-store sales growth, while shares of Cabot Oil & Gas (COG) rallied after reporting better operating results and production trends. CMS Energy (CMS) performed well following better-than-feared results related to unfavorable weather conditions, and finally, Signet Jewelers (SIG) rallied after demonstrating solid execution in its first quarter results.

Security selection in Technology and an underweight in the defensive Utilities sector offset relative underperformance. Western Digital (WDC) rose after receiving European Union approval for the company’s merger with Hitachi Global Storage and providing a better than expected quarterly outlook due to a result of robust increase in prices.

Plains Exploration & Production benefited from the rise in crude oil prices to $100/barrel and a stronger than expected third quarter earnings report.

Westwood Dividend Growth Fund

The performance of the Westwood Dividend Growth Fund for the periods ended April 30, 2012, was as follows:

	6 Months	2012 Calendar YTD
Westwood Dividend Growth Fund	10.70%	8.65%
S&P 500 Index	12.77%	11.88%

The stock market rally for the six month period was driven by a recovery in the cyclical segment of the overall economy, triggered by lower inflation and increasing prospects for a recovering economy. The sector most aided by lower inflation, Consumer Discretionary, was the best performing sector. Consumer confidence continues to increase, with lower energy prices and a declining unemployment rate. Other economically sensitive sectors, Financials and Technology, were strong during the period, as stress tests and strong earnings reports buoyed the prospects for these economically sensitive sectors. The worst performing sectors for the six month period included Materials, Energy & Utilities. Materials & Energy were negatively influenced by lower inflation & commodity prices.

Relative performance was helped by stock selection in Consumer Discretionary and Financials. Lowe’s (LOW) was the best performing holding for the period returning over 50% as the housing market finally showed signs of recovery. Wells Fargo (WFC) and US Bancorp (USB) both posted strong returns, as the U.S. Government approved both company’s capital plans allowing the companies to increase dividend payouts and repurchase shares.

Relative performance was hindered by underweight positions in Technology and Consumer Discretionary. Also hindering performance was stock selection in the Technology, Industrial and Health Care sectors. Although the portfolio held many strong positions in Technology, stock selection in the sector was hurt more by what was not owned, i.e. Apple (AAPL), than by what was owned in the portfolio. Apple, a large part of the S&P 500 Index, rose sharply due to investor optimism for continued strong growth in earnings and cash flow.

Westwood Short Duration High Yield Fund

The performance of the Westwood Short Duration High Yield Fund for the periods ended April 30, 2012, was as follows:

Cumulative Since Inception (12/28/11)
Westwood Short Duration High Yield Fund	1.72%
BofA Merrill Lynch U.S. High Yield Master II Index	6.45%

“Risk assets” led markets higher and the U.S. high yield market registered a solid start to 2012. The BofA Merrill Lynch U.S. High Yield Master II Index, which represents the broad high yield market including long duration securities, gained

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

6.22% for the first four months of 2012 and 6.45% since inception of the Fund. As expected in a risk-on period, lower-rated, more speculative securities outperformed higher rated issues. Similarly, long duration bonds, outperformed shorter duration ones.

The Short Duration High Yield fund was launched at the end of 2011 and was in ramp-up mode in early 2012, but still managed to capture a modestly positive return of 1.72% through April 2012. The portfolio benefited from the overall strength in the high yield market, although some of the upside was capped by the shorter duration and better quality nature of the holdings.

The new-issue market remained strong, allowing companies to again re-finance near-term maturities. A consensus view that rates would remain low for an extended period of time provided the backdrop for high yield companies to issue debt to lock in today’s relatively low absolute cost of funds. With many existing bonds trading at or near their current call prices, capital appreciation was limited in the Fund. Nevertheless, there have been some incremental return opportunities as companies offer some additional compensation for the ability to take out their debt prior to maturity or a call date.

Sincerely,

The Investment Team

The Westwood Funds

This represents the managers’ assessment of the Funds and the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

Definition of the Comparative Indices

Citigroup 3-Month Treasury Bill Index is an unmanaged index composed of three-month Treasury bills.

Citigroup 10-Year Treasury Index is an unmanaged index composed of ten-year Treasury bonds and notes.

FTSE NAREIT Index is an unmanaged capitalization-weighted index that includes all tax qualified REITs listed in the New York Stock Exchange, the NASDAQ National Market System and the American Stock Exchange.

Barclays U.S. Government/Credit Index is a fixed-income market value-weighted index that combines the Lehman Brothers U.S. Government Index and the Barclays U.S. Credit Index. It includes securities issued by the U.S. Government (i.e., securities in the Treasury and Agency Indices), publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements.

Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index.

S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic stock market through changes in the aggregate market value of 500 stocks representing all major industries.

BofA Merrill Lynch U.S. High Yield Master II Index tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P, and Fitch) and an investment grade rated country of risk (based on an average of Moody’s, S&P and Fitch foreign currency long term sovereign debt ratings).

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD LARGECAP VALUE FUND
(FORMERLY WHG LARGECAP VALUE FUND)
APRIL 30, 2012 (Unaudited)

Sector Weightings†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 98.9%
	Shares	Value

CONSUMER DISCRETIONARY — 10.2%
Comcast, Cl A	118,100	$3,581,973
General Motors*	148,700	3,420,100
Time Warner	93,900	3,517,494
Wal-Mart Stores	63,100	3,717,221
Walt Disney	86,400	3,724,704

		17,961,492

CONSUMER STAPLES — 7.2%
CVS Caremark	83,000	3,703,460
PepsiCo	59,700	3,940,200
Philip Morris International	19,900	1,781,249
Walgreen	101,200	3,548,072

		12,972,981

ENERGY — 14.1%
Anadarko Petroleum	47,700	3,492,117
Apache	36,800	3,530,592
Chevron	34,600	3,686,976
Consol Energy	116,700	3,879,108
EQT	71,200	3,547,184
Marathon Oil	116,400	3,415,176
Occidental Petroleum	40,200	3,667,044

		25,218,197

FINANCIAL SERVICES — 20.1%
ACE	46,800	3,555,396
AFLAC	80,700	3,634,728
American International Group*	111,100	3,780,733
Ameriprise Financial	67,500	3,659,175
Bank of America	407,600	3,305,636
CIT Group*	95,100	3,599,535
Franklin Resources	14,400	1,807,344
JPMorgan Chase	81,500	3,502,870
MetLife	97,500	3,512,925
Travelers	28,000	1,800,960
Wells Fargo	110,100	3,680,643

		35,839,945

COMMON STOCK — continued
	Shares	Value

HEALTH CARE — 18.2%
Abbott Laboratories	86,500	$5,368,190
Baxter International	63,000	3,490,830
Covidien	64,600	3,567,858
Johnson & Johnson	55,100	3,586,459
Merck	97,500	3,825,900
Novartis ADR	64,200	3,541,914
Pfizer	80,800	1,852,744
St. Jude Medical	96,000	3,717,120
Teva Pharmaceutical Industries ADR	78,500	3,590,590

		32,541,605

MATERIALS & PROCESSING — 2.1%
Dow Chemical	108,800	3,686,144

PRODUCER DURABLES — 9.9%
Boeing	50,600	3,886,080
Deere	23,900	1,968,404
General Dynamics	25,900	1,748,250
Honeywell International	62,400	3,785,184
Union Pacific	31,450	3,536,238
Xylem	98,900	2,757,332

		17,681,488

TECHNOLOGY — 11.0%
Cisco Systems	59,500	1,198,925
Dell*	230,200	3,768,374
Intel	131,200	3,726,080
Microsoft	166,300	5,324,926
Oracle	124,000	3,644,360
TE Connectivity	51,800	1,888,628

		19,551,293

UTILITIES — 6.1%
American Electric Power	92,400	3,588,816
Sempra Energy	55,700	3,606,018
Vodafone Group ADR	130,200	3,623,466

		10,818,300

Total Common Stock (Cost $141,791,993)		176,271,445

Total Investments — 98.9% (Cost $141,791,993)		$176,271,445

Percentages are based upon Net Assets of $178,229,968.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD LARGECAP VALUE FUND
(FORMERLY WHG LARGECAP VALUE FUND)
APRIL 30, 2012 (Unaudited)

*	Non-income producing security.

ADR – American Depositary Receipt

Cl – Class

As of April 30, 2012, all of the Fund’s investments are Level 1, in accordance with ASC-820.

For the six months ended April 30, 2012, there were no transfers between Level 1 and Level 2 assets and liabilities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMIDCAP FUND
(FORMERLY WHG SMIDCAP FUND)
APRIL 30, 2012 (Unaudited)

Sector Weightings†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 99.2%
	Shares	Value

CONSUMER DISCRETIONARY — 17.4%
Big Lots*	232,435	$8,516,419
BorgWarner*	111,400	8,805,056
Brinker International	133,562	4,203,196
Childrens Place Retail Stores*	82,524	3,794,454
Family Dollar Stores	65,933	4,453,774
Kirkland’s*	140,549	2,057,637
Lear	180,076	7,473,154
PetSmart	72,900	4,247,154
Signet Jewelers	191,457	9,337,358
Tupperware Brands	146,500	9,125,485
Universal Technical Institute	222,954	2,675,448
Visteon*	174,962	8,777,843

		73,466,978

CONSUMER STAPLES — 4.7%
Dr. Pepper Snapple Group	127,155	5,159,950
JM Smucker	131,451	10,467,443
Molson Coors Brewing, Cl B	98,900	4,112,262

		19,739,655

ENERGY — 9.1%
Cabot Oil & Gas	132,515	4,656,577
Chesapeake Midstream Partners LP (A)	135,587	3,888,635
Cloud Peak Energy*	254,731	3,920,310
Consol Energy	258,265	8,584,729
Plains Exploration & Production*	208,500	8,517,225
Swift Energy*	294,574	8,910,863

		38,478,339

FINANCIAL SERVICES — 19.4%
Aspen Insurance Holdings	300,225	8,502,372
Axis Capital Holdings	242,126	8,237,127
BankUnited	347,790	8,555,634
BBCN Bancorp*	189,275	2,078,240

COMMON STOCK — continued
	Shares	Value

FINANCIAL SERVICES — continued
East West Bancorp	389,400	$8,866,638
First Financial Bancorp	520,510	8,749,773
HCC Insurance Holdings	275,400	8,801,784
Lazard, Cl A	306,471	8,431,017
PrivateBancorp, Cl A	86,657	1,363,115
Safety Insurance Group	91,338	3,639,819
SVB Financial Group*	76,836	4,924,419
Willis Group Holdings	115,079	4,195,780
Wintrust Financial	144,322	5,214,354

		81,560,072

HEALTH CARE — 5.8%
CareFusion*	369,930	9,584,886
DENTSPLY International	111,786	4,589,933
Hologic*	414,846	7,931,856
Orthofix International NV*	52,932	2,181,857

		24,288,532

MATERIALS & PROCESSING — 11.9%
Albemarle	64,596	4,218,119
Aptargroup	154,906	8,443,926
Cabot Microelectronics	84,660	2,910,611
Eastman Chemical	96,298	5,197,203
Kraton Performance Polymers*	300,603	7,815,678
Packaging Corp of America	282,940	8,259,018
Timken	236,857	13,384,789

		50,229,344

PRODUCER DURABLES — 13.4%
AGCO*	98,777	4,600,045
BE Aerospace*	115,326	5,423,782
Colfax*	163,570	5,543,387
Foster Wheeler*	383,919	8,830,137
Harsco	416,928	9,297,495
Hubbell, Cl B	119,182	9,563,164
Navistar International*	217,032	7,368,236
Quanex Building Products	241,322	4,447,564
TMS International, Cl A*	132,900	1,605,432

		56,679,242

REAL ESTATE INVESTMENT TRUSTS — 2.4%
DiamondRock Hospitality	524,610	5,576,604
Digital Realty Trust	62,350	4,681,862

		10,258,466

TECHNOLOGY — 11.0%
Global Payments	237,664	11,034,739

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMIDCAP FUND
(FORMERLY WHG SMIDCAP FUND)
APRIL 30, 2012 (Unaudited)

COMMON STOCK — continued
	Shares	Value

TECHNOLOGY — continued
j2 Global	318,761	$8,233,597
Jack Henry & Associates	249,497	8,472,918
KLA-Tencor	89,200	4,651,780
Tellabs	2,677,710	10,094,967
Western Digital*	97,707	3,792,009

		46,280,010

UTILITIES — 4.1%
CMS Energy	368,100	8,462,619
Wisconsin Energy	234,400	8,635,296

		17,097,915

Total Common Stock (Cost $370,826,119)		418,078,553

SHORT-TERM INVESTMENT — 0.9%
SEI Daily Income Trust, Government Money Market Fund, Cl A, 0.020% (B) (Cost $3,721,228)	3,721,228	3,721,228

Total Investments — 100.1% (Cost $374,547,347)		$421,799,781

Percentages are based upon Net Assets of $421,395,579.

*	Non-income producing security.

(A)	Security considered Master Limited Partnership. At April 30, 2012, the security amounted to $3,888,635 or 0.9% of Net Assets.

(B)	The rate reported is the 7-day effective yield as of April 30, 2012.

Cl – Class

LP – Limited Partnership

As of April 30, 2012, all of the Fund’s investments were considered Level 1, in accordance with ASC-820.

For the six months ended April 30, 2012, there were no transfers between Level 1 and Level 2 assets and liabilities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMIDCAP PLUS FUND
(FORMERLY WHG SMIDCAP PLUS FUND)
APRIL 30, 2012 (Unaudited)

Sector Weightings†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 95.9%
	Shares	Value

CONSUMER DISCRETIONARY — 16.0%
Big Lots*	9,700	$355,408
BorgWarner*	4,200	331,968
Brinker International	6,300	198,261
Family Dollar Stores	2,600	175,630
Lear	8,100	336,150
PetSmart	6,400	372,864
Signet Jewelers	7,100	346,267
Tupperware Brands	5,900	367,511
Visteon*	7,300	366,241

		2,850,300

CONSUMER STAPLES — 6.1%
Dr. Pepper Snapple Group	8,600	348,988
JM Smucker	5,300	422,039
Molson Coors Brewing, Cl B	7,600	316,008

		1,087,035

ENERGY — 8.6%
Cabot Oil & Gas	5,200	182,728
Chesapeake Midstream Partners LP (A)	5,500	157,740
Consol Energy	10,100	335,724
EQT	7,000	348,740
Plains Exploration & Production*	8,800	359,480
Rowan*	4,200	145,026

		1,529,438

FINANCIAL SERVICES — 15.0%
Aspen Insurance Holdings	6,200	175,584
Axis Capital Holdings	10,600	360,612
BankUnited	14,300	351,780
East West Bancorp	15,900	362,043
HCC Insurance Holdings	12,000	383,520
Invesco	13,600	337,824
Lazard, Cl A	12,100	332,871

COMMON STOCK — continued
	Shares	Value

FINANCIAL SERVICES — continued
SVB Financial Group*	3,200	$205,088
Willis Group Holdings	4,300	156,778

		2,666,100

HEALTH CARE — 8.4%
Boston Scientific*	31,000	194,060
CareFusion*	17,800	461,198
DENTSPLY International	4,700	192,982
Hologic*	16,500	315,480
Laboratory Corp of America Holdings*	3,800	333,982

		1,497,702

MATERIALS & PROCESSING — 11.2%
Airgas	2,100	192,444
Albemarle	2,800	182,840
Aptargroup	6,400	348,864
Eastman Chemical	3,700	199,689
Packaging Corp of America	11,200	326,928
Republic Services, Cl A	10,900	298,333
Timken	7,800	440,778

		1,989,876

PRODUCER DURABLES — 12.3%
AGCO*	3,700	172,309
BE Aerospace*	7,200	338,616
Colfax*	6,600	223,674
Foster Wheeler*	17,500	402,500
Harsco	16,800	374,640
Hubbell, Cl B	4,800	385,152
Navistar International*	8,600	291,970

		2,188,861

REAL ESTATE INVESTMENT TRUSTS — 4.1%
Alexandria Real Estate Equities	4,800	359,616
Digital Realty Trust	2,382	178,864
Liberty Property Trust	5,200	189,540

		728,020

TECHNOLOGY — 11.2%
Amphenol, Cl A	3,500	203,490
CA	6,200	163,804
Fiserv*	2,500	175,725
Global Payments	9,500	441,085
Jack Henry & Associates	10,100	342,996
KLA-Tencor	3,400	177,310

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMIDCAP PLUS FUND
(FORMERLY WHG SMIDCAP PLUS FUND)
APRIL 30, 2012 (Unaudited)

COMMON STOCK — continued
	Shares	Value

TECHNOLOGY — continued
Lam Research*	4,000	$166,600
Western Digital*	8,200	318,242

		1,989,252

UTILITIES — 3.0%
CMS Energy	15,300	351,747
Wisconsin Energy	4,800	176,832

		528,579

Total Common Stock (Cost $16,225,255)		17,055,163

SHORT-TERM INVESTMENT — 3.9%
SEI Daily Income Trust, Government Money Market Fund, Cl A, 0.020% (B) (Cost $690,930)	690,930	690,930

Total Investments — 99.8% (Cost $16,916,185)		$17,746,093

Percentages are based upon Net Assets of $17,784,892.

*	Non-income producing security.

(A)	Security considered Master Limited Partnership. At April 30, 2012, the security amounted to $157,740 or 0.9% of Net Assets.

(B)	The rate reported is the 7-day effective yield as of April 30, 2012.

Cl – Class

LP – Limited Partnership

As of April 30, 2012, all of the Fund’s investments were considered Level 1, in accordance with ASC-820.

For the six months ended April 30, 2012, there were no transfers between Level 1 and Level 2 assets and liabilities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMALLCAP VALUE FUND
(FORMERLY WHG SMALLCAP VALUE FUND)
APRIL 30, 2012 (Unaudited)

Sector Weightings†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 93.1%
	Shares	Value

CONSUMER DISCRETIONARY — 10.7%
Brinker International	10,200	$320,994
Childrens Place Retail Stores*	14,200	652,916
Kirkland’s*	36,008	527,157
Saks*	60,300	660,888
Warnaco Group*	12,400	656,704
Wolverine World Wide	16,700	700,565

		3,519,224

CONSUMER STAPLES — 2.0%
J&J Snack Foods	11,729	657,528

ENERGY — 8.8%
Basic Energy Services*	22,300	321,120
Bonanza Creek Energy*	15,251	335,064
Cloud Peak Energy*	39,700	610,983
Gastar Exploration*	112,500	316,125
Gulfport Energy*	12,700	332,867
Matrix Service*	48,335	659,773
Pioneer Drilling*	41,800	329,384

		2,905,316

FINANCIAL SERVICES — 22.2%
AMERISAFE*	24,400	651,968
Bancfirst	7,600	316,920
BBCN Bancorp*	56,593	621,391
Chemical Financial	29,150	643,341
Columbia Banking System	32,000	655,680
Employers Holdings	18,600	322,152
First Financial Bancorp	39,000	655,590
Knight Capital Group, Cl A*	48,900	642,546
Safety Insurance Group	15,619	622,417
State Bank Financial*	37,908	653,913
SVB Financial Group*	12,200	781,898
Wintrust Financial	20,000	722,600

		7,290,416

COMMON STOCK — continued
	Shares	Value

HEALTH CARE — 4.4%
Natus Medical*	60,454	$739,957
Orthofix International NV*	16,719	689,157

		1,429,114

MATERIALS & PROCESSING — 2.1%
Kaydon	12,200	299,266
Kraton Performance Polymers*	15,391	400,166

		699,432

PRODUCER DURABLES — 17.0%
AO Smith	14,250	678,300
EnerSys*	19,100	667,545
Genesee & Wyoming, Cl A*	6,100	328,851
Harsco	28,720	640,456
Hurco*	13,440	353,875
Landstar System	12,200	653,554
Moog, Cl A*	15,100	638,277
Quanex Building Products	16,900	311,467
Saia*	36,300	681,714
TAL International Group	15,600	644,436

		5,598,475

REAL ESTATE INVESTMENT TRUSTS — 9.5%
Coresite Realty	13,880	345,751
Cubesmart	25,900	325,304
DCT Industrial Trust	112,000	664,160
DiamondRock Hospitality	61,500	653,745
Healthcare Realty Trust	15,411	331,028
Potlatch	20,900	654,170
Summit Hotel Properties	14,800	123,728

		3,097,886

TECHNOLOGY — 9.5%
CACI International, Cl A*	10,700	654,091
Heartland Payment Systems	10,459	318,686
j2 Global	24,300	627,669
Pervasive Software*	45,300	280,407
SYNNEX*	16,808	640,217
Tellabs	78,900	297,453
Veeco Instruments*	10,400	313,976

		3,132,499

UTILITIES — 6.9%
ALLETE	16,000	659,360
Cleco	7,500	306,000
NorthWestern	18,700	664,224

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMALLCAP VALUE FUND
(FORMERLY WHG SMALLCAP VALUE FUND)
APRIL 30, 2012 (Unaudited)

COMMON STOCK — continued
	Shares	Value

UTILITIES — continued
Portland General Electric	24,700	$638,001

		2,267,585

Total Common Stock (Cost $26,984,799)		30,597,475

SHORT-TERM INVESTMENT — 9.2%
SEI Daily Income Trust, Government Money Market Fund, Cl A, 0.020% (A) (Cost $3,034,283)	3,034,283	3,034,283

Total Investments — 102.3% (Cost $30,019,082)		$33,631,758

Percentages are based upon Net Assets of $32,881,050.

*	Non-income producing security.

(A)	The rate reported is the 7-day effective yield as of April 30, 2012.

Cl – Class

As of April 30, 2012, all of the Fund’s investments were considered Level 1, in accordance with ASC-820.

For the six months ended April 30, 2012, there were no transfers between Level 1 and Level 2 assets and liabilities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD INCOME OPPORTUNITY FUND
(FORMERLY WHG INCOME OPPORTUNITY FUND)
APRIL 30, 2012 (Unaudited)

Sector Weightings†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 55.7%
	Shares	Value

CONSUMER DISCRETIONARY — 2.4%
Time Warner	229,100	$8,582,086
Wal-Mart Stores	139,700	8,229,727

		16,811,813

CONSUMER STAPLES — 4.8%
General Mills	432,398	16,815,958
PepsiCo	256,300	16,915,800

		33,731,758

ENERGY — 13.9%
Chesapeake Midstream Partners LP (A)	279,055	8,003,297
Chevron	112,500	11,988,000
Eagle Rock Energy Partners LP (A)	145,812	1,430,416
El Paso Pipeline Partners LP (A)	347,400	11,766,438
Energy Transfer Equity LP (A)	295,255	12,388,900
Enterprise Products Partners LP (A)	252,441	13,010,809
Exterran Partners LP (A)	273,100	6,101,054
Exxon Mobil	156,700	13,529,478
Magellan Midstream Partners (A)	186,219	13,188,030
Oiltanking Partners LP (A)	146,222	4,281,380
Plains All American Pipeline LP (A)	99,600	8,160,228
Spectra Energy	282,500	8,684,050

		112,532,080

FINANCIAL SERVICES — 3.4%
Travelers	144,900	9,319,968

HEALTH CARE — 7.2%
Abbott Laboratories	282,800	17,550,568
Bristol-Myers Squibb	245,900	8,205,683

COMMON STOCK — continued
	Shares	Value

HEALTH CARE — continued
Johnson & Johnson	257,100	$16,734,639
Novartis ADR	153,600	8,474,112

		50,965,002

MATERIALS & PROCESSING — 2.4%
EI Du Pont de Nemours	319,400	17,075,124

PRODUCER DURABLES — 3.5%
Automatic Data Processing	145,100	8,070,462
Boeing	105,100	8,071,680
Raytheon	157,843	8,545,620

		24,687,762

REAL ESTATE INVESTMENT TRUSTS — 5.4%
Alexandria Real Estate Equities	109,524	8,205,538
Digital Realty Trust	70,110	5,264,560
Mack-Cali Realty	298,700	8,578,664
Rayonier	192,350	8,723,073
Washington Real Estate Investment Trust	233,800	6,908,790

		37,680,625

TECHNOLOGY — 4.7%
Intel	596,500	16,940,600
Microsoft	511,500	16,378,230

		33,318,830

UTILITIES — 8.0%
American Electric Power	198,100	7,694,204
AT&T	261,900	8,619,129
Nextera Energy	130,200	8,378,370
Southern	126,300	5,802,222
Vodafone Group ADR	622,900	17,335,307
Xcel Energy	321,900	8,710,614

		56,539,846

Total Common Stock (Cost $348,495,496)		392,662,808

PREFERRED STOCK — 13.2%
CONSUMER DISCRETIONARY — 0.8%
General Motors, Ser B, 4.750%	144,000	5,621,760

FINANCIAL SERVICES — 9.6%
Axis Capital Holdings, 6.875%*	90,762	2,355,274
Bank of America, Ser D, 6.204%	705,009	16,906,116
BB&T, 5.850%*	151,000	3,775,000

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD INCOME OPPORTUNITY FUND
(FORMERLY WHG INCOME OPPORTUNITY FUND)
APRIL 30, 2012 (Unaudited)

PREFERRED STOCK — continued
	Shares/ Face Amount	Value

FINANCIAL SERVICES — continued
Citigroup, 7.500%	145,584	$14,190,072
Hartford Financial Services Group, Ser F, 7.250%	245,700	5,265,351
JPMorgan Chase Capital XXVIII, 7.200%	662,600	17,181,218
MetLife, 5.000%	118,700	8,165,373

		67,838,404

REAL ESTATE INVESTMENT TRUSTS — 0.4%
Public Storage, 5.900%	100,000	2,588,000

UTILITIES — 2.4%
Dominion Resources, Ser A, 8.375%	230,383	6,577,435
Nextera Energy Capital, Ser E, 7.450%	178,599	4,725,729
PPL, 8.750%	108,600	5,590,728

		16,893,892

Total Preferred Stock (Cost $95,449,473)		92,942,056

CORPORATE OBLIGATIONS — 9.0%
CONSUMER STAPLES — 0.2%
Philip Morris International 6.875%, 03/17/14	$1,100,000	1,229,361

ENERGY — 1.4%
Anadarko Petroleum 5.950%, 09/15/16	2,750,000	3,179,396
BHP Billiton Finance USA 5.500%, 04/01/14	1,250,000	1,363,646
Marathon Oil 5.900%, 03/15/18	1,000,000	1,177,794
Total Capital 3.000%, 06/24/15	3,825,000	4,031,772

		9,752,608

FINANCIAL SERVICES — 3.5%
Bank of America MTN 5.650%, 05/01/18	6,550,000	6,927,463
Barclays Bank , Ser 1 5.000%, 09/22/16	4,350,000	4,693,597
Citigroup 6.375%, 08/12/14	2,250,000	2,426,389
JPMorgan Chase 6.300%, 04/23/19	3,500,000	4,098,070

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

FINANCIAL SERVICES — continued
Teva Pharmaceutical Finance IV 3.650%, 11/10/21	$6,500,000	$6,735,664

		24,881,183

PRODUCER DURABLES — 0.7%
Boeing 6.000%, 03/15/19	2,000,000	2,489,780
CSX 6.250%, 04/01/15	2,000,000	2,300,000

		4,789,780

REAL ESTATE INVESTMENT TRUSTS — 0.4%
Vornado Realty 4.250%, 04/01/15	2,750,000	2,879,731

TECHNOLOGY — 2.1%
Arrow Electronics 6.000%, 04/01/20	2,500,000	2,758,548
Hewlett-Packard 1.550%, 05/30/14	3,000,000	3,010,263
Intel 3.300%, 10/01/21	7,000,000	7,397,628
Oracle 4.950%, 04/15/13	1,700,000	1,775,089

		14,941,528

UTILITIES — 0.7%
AT&T 6.700%, 11/15/13	1,100,000	1,198,669
Sempra Energy 2.000%, 03/15/14	3,500,000	3,560,501

		4,759,170

Total Corporate Obligations (Cost $60,255,128)		63,233,361

U.S. GOVERNMENT AGENCY OBLIGATIONS — 4.7%
FHLMC 5.500%, 07/18/16	2,250,000	2,681,638
3.750%, 03/27/19	8,000,000	9,146,936

		11,828,574

FNMA 5.375%, 06/12/17	2,750,000	3,335,818
2.750%, 02/05/14	7,000,000	7,306,439
2.625%, 11/20/14	10,000,000	10,562,130

		21,204,387

Total U.S. Government Agency Obligations (Cost $31,484,686)		33,032,961

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD INCOME OPPORTUNITY FUND
(FORMERLY WHG INCOME OPPORTUNITY FUND)
APRIL 30, 2012 (Unaudited)

U.S. TREASURY OBLIGATIONS — 3.6%
	Face Amount/ Shares	Value

U.S. Treasury Inflationary Protection Securities 2.500%, 07/15/16	$1,972,793	$2,308,629
1.375%, 07/15/18	6,387,348	7,402,336
1.375%, 01/15/20	5,000,800	5,837,264

		15,548,229

U.S. Treasury Bond 3.375%, 11/15/19	6,250,000	7,123,050
U.S. Treasury Note 3.250%, 05/31/16	2,250,000	2,487,305

Total U.S. Treasury Obligations (Cost $22,476,769)		25,158,584

SHORT-TERM INVESTMENT — 13.5%
SEI Daily Income Trust, Government Money Market Fund, Cl A, 0.020% (B) (Cost $94,978,306)	94,978,306	94,978,306

Total Investments — 99.7% (Cost $653,139,858)		$702,008,076

Percentages are based upon Net Assets of $704,181,500.

*	Non-income producing security.

(A)	Securities considered Master Limited Partnership. At April 30, 2012, these securities amounted to $78,330,552 or 11.1% of Net Assets.

(B)	The rate reported is the 7-day effective yield as of April 30, 2012.

ADR – American Depositary Receipt

Cl – Class

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

LP – Limited Partnership

MTN – Medium Term Note

Ser – Series

The following is a summary of the inputs used as of April 30, 2012 when valuing the Fund’s investments:

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stock	$392,662,808	$—	$—	$392,662,808
Preferred Stock	92,942,056	—	—	92,942,056
Corporate Obligations	—	63,233,361	—	63,233,361
U.S. Government Agency Obligations	—	33,032,961	—	33,032,961
U.S. Treasury Obligations	—	25,158,584	—	25,158,584
Short-Term Investment	94,978,306	—	—	94,978,306

Total Investments in Securities	$580,583,170	$121,424,906	$—	$702,008,076

For the six months ended April 30, 2012, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the six months ended April 30, 2012, there were no transfers between Level 2 and Level 3 assets and liabilities.

Amounts designated as “—” are either $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD BALANCED FUND
(FORMERLY WHG BALANCED FUND)
APRIL 30, 2012 (Unaudited)

Sector Weightings†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 61.2%
	Shares	Value

CONSUMER DISCRETIONARY — 6.3%
Comcast, Cl A	4,400	$133,452
General Motors*	5,500	126,500
Time Warner	3,900	146,094
Wal-Mart Stores	2,400	141,384
Walt Disney	2,900	125,019

		672,449

CONSUMER STAPLES — 4.6%
CVS Caremark	3,400	151,708
PepsiCo	2,000	132,000
Philip Morris International	800	71,608
Walgreen	3,600	126,216

		481,532

ENERGY — 8.3%
Anadarko Petroleum	1,600	117,136
Apache	1,300	124,722
Chevron	1,300	138,528
Consol Energy	3,800	126,312
EQT	2,600	129,532
Marathon Oil	4,100	120,294
Occidental Petroleum	1,400	127,708

		884,232

FINANCIAL SERVICES — 12.4%
ACE	2,000	151,940
AFLAC	2,700	121,608
American International Group*	3,800	129,314
Ameriprise Financial	2,400	130,104
Bank of America	13,800	111,918
CIT Group*	3,100	117,335
Franklin Resources	800	100,408
JPMorgan Chase	2,800	120,344

COMMON STOCK — continued
	Shares	Value

FINANCIAL SERVICES — continued
MetLife	3,600	$129,708
Travelers	1,200	77,184
Wells Fargo	3,700	123,691

		1,313,554

HEALTH CARE — 11.3%
Abbott Laboratories	3,500	217,210
Baxter International	2,100	116,361
Covidien	2,500	138,075
Johnson & Johnson	2,000	130,180
Merck	3,200	125,568
Novartis ADR	2,200	121,374
Pfizer	2,900	66,497
St. Jude Medical	3,400	131,648
Teva Pharmaceutical Industries ADR	3,200	146,368

		1,193,281

MATERIALS & PROCESSING — 1.4%
Dow Chemical	4,500	152,460

PRODUCER DURABLES — 6.5%
Boeing	2,000	153,600
Deere	800	65,888
General Dynamics	1,000	67,500
Honeywell International	2,700	163,782
Union Pacific	1,100	123,684
Xylem	4,000	111,520

		685,974

TECHNOLOGY — 6.7%
Cisco Systems	2,100	42,315
Dell*	7,300	119,501
Intel	5,100	144,840
Microsoft	6,000	192,120
Oracle	4,800	141,072
TE Connectivity	2,000	72,920

		712,768

UTILITIES — 3.7%
American Electric Power	3,100	120,404
Sempra Energy	2,300	148,902
Vodafone Group ADR	4,500	125,235

		394,541

Total Common Stock (Cost $5,300,288)		6,490,791

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD BALANCED FUND
(FORMERLY WHG BALANCED FUND)
APRIL 30, 2012 (Unaudited)

CORPORATE OBLIGATIONS — 13.9%
	Face Amount	Value

ENERGY — 4.0%
Apache 5.250%, 04/15/13	$75,000	$78,335
BHP Billiton Finance USA 5.500%, 04/01/14	75,000	81,819
General Electric 5.000%, 02/01/13	75,000	77,480
Marathon Oil 5.900%, 03/15/18	75,000	88,334
XTO Energy 6.500%, 12/15/18	75,000	97,051

		423,019

FINANCIAL SERVICES — 4.1%
Ace INA Holdings 5.600%, 05/15/15	100,000	112,691
Barclays Bank , Ser 1 5.000%, 09/22/16	50,000	53,949
Berkshire Hathaway 5.125%, 09/15/12	75,000	76,260
Citigroup MTN 5.500%, 10/15/14	75,000	79,923
JPMorgan Chase 6.300%, 04/23/19	100,000	117,088

		439,911

PRODUCER DURABLES — 0.8%
Burlington Northern Santa Fe 5.650%, 05/01/17	75,000	88,298

REAL ESTATE INVESTMENT TRUSTS — 0.5%
Vornado Realty 4.250%, 04/01/15	50,000	52,359

TECHNOLOGY — 2.0%
Intel 3.300%, 10/01/21	100,000	105,680
Oracle 4.950%, 04/15/13	100,000	104,417

		210,097

UTILITIES — 2.5%
AT&T 6.700%, 11/15/13	50,000	54,485
Sempra Energy 2.000%, 03/15/14	75,000	76,297
Southern 4.150%, 05/15/14	50,000	53,359

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

UTILITIES — continued
Vodafone Group 4.150%, 06/10/14	$75,000	$79,997

		264,138

Total Corporate Obligations (Cost $1,377,640)		1,477,822

U.S. TREASURY OBLIGATIONS — 9.4%
U.S. Treasury Bond 3.375%, 11/15/19	100,000	113,969

U.S. Treasury Inflationary Protection Securities 2.500%, 07/15/16	84,548	98,941
2.125%, 01/15/19	79,529	96,378
1.375%, 07/15/18	105,576	122,353
1.375%, 01/15/20	105,280	122,890

		440,562

U.S. Treasury Notes 5.125%, 05/15/16	105,000	123,908
3.625%, 08/15/19	100,000	115,758
0.750%, 08/15/13	100,000	100,664
0.625%, 07/31/12	100,000	100,125

		440,455

Total U.S. Treasury Obligations (Cost $898,047)		994,986

U.S. GOVERNMENT AGENCY OBLIGATIONS — 9.1%
FHLMC 5.250%, 04/18/16	100,000	117,487
5.125%, 07/15/12	100,000	101,045
3.750%, 03/27/19	150,000	171,505

		390,037

FNMA 5.375%, 06/12/17	100,000	121,302
5.000%, 04/15/15	60,000	67,887
4.375%, 03/15/13	275,000	281,864
2.625%, 11/20/14	100,000	105,622

		576,675

Total U.S. Government Agency Obligations (Cost $907,854)		966,712

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD BALANCED FUND
(FORMERLY WHG BALANCED FUND)
APRIL 30, 2012 (Unaudited)

SHORT-TERM INVESTMENT — 6.5%
	Shares	Value

SEI Daily Income Trust, Government Money Market Fund, Cl A, 0.020% (A) (Cost $694,531)	694,531	$694,531

Total Investments — 100.1% (Cost $9,178,360)		$10,624,842

Percentages are based upon Net Assets of $10,609,372.

*	Non-income producing security.

(A)	The rate reported is the 7-day effective yield as of April 30, 2012.

ADR – American Depositary Receipt

Cl – Class

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

MTN – Medium Term Note

Ser – Series

The following is a summary of the inputs used as of April 30, 2012 when valuing the Fund’s investments:

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stock	$6,490,791	$—	$—	$6,490,791
Corporate Obligations	—	1,477,822	—	1,477,822
U.S. Treasury Obligations	—	994,986	—	994,986
U.S. Government Agency Obligations	—	966,712	—	966,712
Short-Term Investment	694,531	—	—	694,531

Total Investments in Securities	$7,185,322	$3,439,520	$—	$10,624,842

For the six months ended April 30, 2012, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the six months ended April 30, 2012, there were no transfers between Level 2 and Level 3 assets and liabilities.

Amounts designated as “—” are either $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD DIVIDEND GROWTH FUND
(FORMERLY WHG DIVIDEND GROWTH FUND)
APRIL 30, 2012 (Unaudited)

Sector Weightings†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 98.6%
	Shares	Value

CONSUMER DISCRETIONARY — 4.1%
Darden Restaurants	42,800	$2,143,424
Lowe’s	40,900	1,287,123

		3,430,547

CONSUMER STAPLES — 15.8%
Colgate-Palmolive	7,300	722,262
Dr. Pepper Snapple Group	53,000	2,150,740
General Mills	63,400	2,465,626
McCormick	14,600	816,286
PepsiCo	36,300	2,395,800
Procter & Gamble	33,000	2,100,120
Sysco	28,000	809,200
Walgreen	48,200	1,689,892

		13,149,926

ENERGY — 8.4%
Chevron	22,400	2,386,944
ConocoPhillip	33,700	2,413,931
Kinder Morgan* (A)	9,574	—
Occidental Petroleum	24,050	2,193,841

		6,994,716

FINANCIAL SERVICES — 17.6%
ACE	33,700	2,560,189
AFLAC	27,200	1,225,088
Endurance Specialty Holdings	30,000	1,205,400
MetLife	46,000	1,657,380
T. Rowe Price Group	25,650	1,618,900
US Bancorp	61,600	1,981,672
Waddell & Reed Financial, Cl A	53,100	1,698,138
Wells Fargo	80,100	2,677,743

		14,624,510

HEALTH CARE — 7.6%
Abbott Laboratories	26,900	1,669,414
Johnson & Johnson	31,550	2,053,590

COMMON STOCK — continued
	Shares	Value

HEALTH CARE — continued
Pfizer	56,550	$1,296,691
UnitedHealth Group	22,684	1,273,706

		6,293,401

MATERIALS & PROCESSING — 11.0%
Compass Minerals International	25,100	1,920,652
Ecolab	13,400	853,446
EI Du Pont de Nemours	31,700	1,694,682
Freeport-McMoran Copper & Gold	48,900	1,872,870
PPG Industries	17,000	1,789,080
Republic Services, Cl A	39,600	1,083,852

		9,214,582

PRODUCER DURABLES — 14.5%
Boeing	20,500	1,574,400
Emerson Electric	48,950	2,571,833
Parker Hannifin	21,600	1,894,104
Raytheon	39,000	2,111,460
Union Pacific	12,800	1,439,232
United Technologies	30,300	2,473,692

		12,064,721

REAL ESTATE INVESTMENT TRUSTS — 2.1%
Digital Realty Trust	23,700	1,779,633

TECHNOLOGY — 12.5%
Cisco Systems	63,300	1,275,495
Intel	90,700	2,575,880
International Business Machines	6,100	1,263,188
j2 Global	40,900	1,056,447
Microchip Technology	43,400	1,533,756
Microsoft	82,900	2,654,458

		10,359,224

UTILITIES — 5.0%
CenturyLink	42,200	1,627,232
Vodafone Group ADR	89,200	2,482,436

		4,109,668

Total Common Stock (Cost $72,998,133)		82,020,928

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD DIVIDEND GROWTH FUND
(FORMERLY WHG DIVIDEND GROWTH FUND)
APRIL 30, 2012 (Unaudited)

SHORT-TERM INVESTMENT — 1.6%
	Shares	Value

Federated Prime Money Market Obligations Fund, 0.170% (B) (Cost $1,307,224)	1,307,224	$1,307,224

Total Investments — 100.2% (Cost $74,305,357)		$83,328,152

Percentages are based on Net Assets of $83,131,432.

*	Non-income producing security.

(A)	Security is fair valued using methods determined in good faith by the Fair Value Committee of the Board of Trustees. The total value of such security as of April 30, 2012 was $0 and represented 0.0% of net assets.

(B)	The rate shown is the 7-day effective yield as of April 30, 2012

ADR – American Depositary Receipt

Cl – Class

The following is a summary of the inputs used as of April 30, 2012 when valuing the Fund’s investments:

Investments in Securities	Level 1	Level 2	Level 3		Total

Common Stock	$82,020,928	$—	$—	*	$82,020,928

Short-Term Investment	1,307,224	—	—		1,307,224

Total Investments in Securities	$83,328,152	$—	$—		$83,328,152

* Represents securities labeled as Level 3 in which the market value is $0 or has been rounded to $0.

For the six months ended April 30, 2012, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the six months ended April 30, 2012, there were no transfers between Level 2 and Level 3 assets and liabilities.

Amounts designated as “—” are either $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND
APRIL 30, 2012 (Unaudited)

Sector Weightings†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
CORPORATE OBLIGATIONS — 94.1%
	Face Amount	Value

CONSUMER DISCRETIONARY — 27.9%
ACCO Brands 7.625%, 08/15/15	$105,000	$107,669
AMC Entertainment 8.000%, 03/01/14	44,000	44,220
ARAMARK Holdings PIK 8.625%, 05/01/16 (A)	110,000	112,614
Avis Budget Car Rental 7.750%, 05/15/16	320,000	328,400
CCO Holdings 7.875%, 04/30/18	235,000	254,388
Cinemark USA 8.625%, 06/15/19	140,000	155,575
Clear Channel Communications 5.750%, 01/15/13	375,000	372,188
Coleman Cable 9.000%, 02/15/18	75,000	79,125
Corrections Corp of America 7.750%, 06/01/17	40,000	43,400
Delta Air Lines 9.500%, 09/15/14 (A)	229,000	243,312
DISH DBS 7.125%, 02/01/16	45,000	49,837
Gannett 9.375%, 11/15/17	150,000	169,500
Gray Television 10.500%, 06/29/15	375,000	393,750
GWR Operating Partnershilp 10.875%, 04/01/17	120,000	135,000
Harrahs 5.375%, 12/15/13	120,000	111,000
Harrahs 11.250%, 06/01/17	150,000	165,750
KAR Auction Services 4.547%, 05/01/14 (B)	125,000	124,687
Lamar Media 9.750%, 04/01/14	40,000	45,250

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

CONSUMER DISCRETIONARY — continued
Level 3 Communications 11.875%, 02/01/19	$50,000	$56,750
Lin Television 8.375%, 04/15/18	225,000	233,437
McJunkin Red Man 9.500%, 12/15/16	100,000	110,250
MDC Partners Inc 11.000%, 11/01/16 (A)	150,000	163,125
Mediacom Broadcom 8.500%, 10/15/15	217,000	223,510
MGM Resorts International 6.625%, 07/15/15	310,000	322,400
5.875%, 02/27/14	15,000	15,525
NCL 11.750%, 11/15/16	255,000	296,437
9.500%, 11/15/18 (A)	75,000	82,875
Nielsen Finance 11.625%, 02/01/14	40,000	46,300
Nielsen Finance 7.750%, 10/15/18	80,000	88,400
Peninsula Gaming 8.375%, 08/15/15	275,000	290,297
Prestige Brands 8.250%, 04/01/18	200,000	219,000
Regal Entertainment 9.125%, 08/15/18	250,000	276,875
Royal Carrbbean Cruises 11.875%, 07/15/15	50,000	60,500
Salem Communication 9.625%, 12/15/16	275,000	305,250
Scientific Games International 9.250%, 06/15/19	250,000	276,875
7.875%, 06/15/16	65,000	67,681
Sealy 10.875%, 04/15/16 (A)	100,000	108,501
ServiceMaster 10.750%, 07/15/15 (A)	36,964	38,582
Sinclair Television Group 9.250%, 11/01/17 (A)	200,000	223,000
8.375%, 10/15/18	105,000	114,713
Southern States 11.250%, 05/15/15	100,000	107,250
Ticketmaster Entertainment 10.750%, 08/01/16	230,000	246,675
Tomkins 9.000%, 10/01/18	305,000	339,312

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND
APRIL 30, 2012 (Unaudited)

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

CONSUMER DISCRETIONARY — continued
Tower Auto Holdings 10.625%, 09/01/17 (A)	$300,000	$322,125
Toys R Us Property 10.750%, 07/15/17	340,000	374,000
United Auto Group 7.750%, 12/15/16	250,000	260,315
United Rentals North America 10.875%, 06/15/16	75,000	84,844
West 8.625%, 10/01/18	175,000	192,063
WMG 9.500%, 06/15/16	270,000	294,975

		8,777,507

CONSUMER STAPLES — 8.3%
Bausch & Lomb 9.875%, 11/01/15	110,000	115,775
Burger King 9.875%, 10/15/18	125,000	142,031
Chiquita Brands 7.500%, 11/01/14	215,000	217,688
CKE Restaurants 11.375%, 07/15/18	100,000	115,250
Dean Food 9.750%, 12/15/18	115,000	128,297
Dollar General 11.875%, 07/15/17 (B)	40,000	43,200
Hanesbrands 8.000%, 12/15/16	45,000	49,556
Jarden 8.000%, 05/01/16	40,000	43,775
JBS USA 11.625%, 05/01/14	210,000	241,500
Levi Strauss 8.875%, 04/01/16	60,000	61,951
Liz Claiborne 10.500%, 04/15/19 (A)	150,000	168,375
Michael Stores 13.000%, 11/01/16 (C)	255,000	271,256
Neiman Marcus Group 10.375%, 10/15/15	40,000	41,900
New Albertsons 7.250%, 05/01/13	80,000	83,600
PEP Boys 7.500%, 12/15/14	107,000	108,606
Pinnacle Foods 9.250%, 04/01/15	90,000	92,250

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

CONSUMER STAPLES — continued
Revlon Consumer Products 9.750%, 11/15/15	$164,000	$176,915
Reynolds Group Issuer 7.750%, 10/15/16 (A)	60,000	63,450
Rite Aid 9.375%, 12/15/15	75,000	76,688
6.875%, 08/15/13	275,000	283,938
Stater Brothers Holdings 7.750%, 04/15/15	28,000	28,630
Yankee Candle 9.750%, 02/15/17	45,000	47,025
8.500%, 02/15/15	12,000	12,300

		2,613,956

ENERGY — 9.4%
Antero Resources 9.375%, 12/01/17	135,000	147,488
Arch Coal 8.750%, 08/01/16	125,000	125,313
Bill Barrett 9.875%, 07/15/16	30,000	33,300
CCS 11.000%, 11/15/15	85,000	88,825
Chaparral Energy 8.875%, 02/01/17	161,000	168,749
Chesapeake Energy 9.500%, 02/15/15	225,000	245,250
6.775%, 03/15/19	115,000	111,837
Cloud Peak Energy 8.250%, 12/15/17	60,000	60,600
Coffeyville Resources 9.000%, 04/01/15 (A)	125,000	133,437
Encore Acquisition 9.500%, 05/01/16	70,000	77,000
Energy XXI 9.250%, 12/15/17	125,000	137,187
Forest Oil 8.500%, 02/15/14	165,000	177,375
7.250%, 06/15/19	20,000	19,750
Hornbeck Offshore Services 8.000%, 09/01/17	50,000	54,000
Murray Energy 10.250%, 10/15/15 (A)	75,000	71,250
Newfield Exploration 7.125%, 05/15/18	200,000	213,000
6.625%, 04/15/16	50,000	51,125

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND
APRIL 30, 2012 (Unaudited)

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

ENERGY — continued
Quicksilver Resources 11.750%, 01/01/16	$275,000	$289,437
7.750%, 08/01/15	55,000	55,275
Sandridge Energy 9.875%, 05/15/16	75,000	83,250
Stone Energy 8.625%, 02/01/17	150,000	157,875
6.750%, 12/15/14	50,000	50,250
Swift Energy 7.125%, 06/01/17	75,000	77,438
Tesoro 6.625%, 11/01/15	320,000	327,200

		2,956,211

FINANCIAL SERVICES — 8.4%
Aircastle 9.750%, 08/01/18	85,000	93,713
Ally FInancial 8.300%, 02/12/15	285,000	312,788
CIT Group 4.750%, 02/15/15	175,000	178,500
Credit Acceptance 9.125%, 02/01/17	110,000	119,625
DJO Finance 10.875%, 11/15/14	350,000	357,000
Ford Motor Credit 7.000%, 10/01/13	45,000	48,147
7.000%, 04/15/15	125,000	139,375
5.625%, 09/15/15	100,000	108,385
Hub International Holding 9.000%, 12/15/14 (A)	205,000	208,587
Ineos Finance 9.000%, 05/15/15 (A)	275,000	294,937
International Lease Finance MTN 5.650%, 06/01/14	135,000	138,038
5.625%, 09/20/13	70,000	71,225
International Lease Finance 8.625%, 09/15/15	175,000	193,813
6.375%, 03/25/13	50,000	51,250
Nuveen Investments 5.500%, 09/15/15	283,000	257,530
Nuveen Investments 10.500%, 11/15/15	75,000	77,437

		2,650,350

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

HEALTH CARE — 5.5%
Alere 9.000%, 05/15/16	$100,000	$103,375
Biomet 11.625%, 10/15/17	235,000	254,975
Biomet PIK 10.375%, 10/15/17	45,000	48,656
CHS 8.875%, 07/15/15	74,000	76,405
HCA 6.375%, 01/15/15	40,000	42,800
HealthSouth 8.125%, 02/15/20	175,000	190,750
Omnicare 7.750%, 06/01/20	100,000	110,000
Prospect Medical Holdings 12.750%, 07/15/14	200,000	218,000
Select Medical 7.625%, 02/01/15	200,000	202,000
Tenet Healthcare 9.250%, 02/01/15	166,000	185,505
Universal Hospital Services 8.500%, 06/01/15	160,000	163,900
Valeant Pharmaceuticals PIK 6.500%, 07/15/16 (A)	125,000	129,531

		1,725,897

MATERIALS & PROCESSING — 13.0%
Abi Escrow 10.250%, 10/15/18	250,000	290,000
Appleton Papers 10.500%, 06/15/15 (A)	100,000	104,500
Beazer Homes USA 12.000%, 10/15/17	245,000	265,978
Berry Plastics 8.250%, 11/15/15 (A)	30,000	32,025
Boise Paper Holdings 9.000%, 11/01/17	285,000	317,062
Castle 12.750%, 12/15/16 (A)	115,000	124,775
Clearwater Paper 10.625%, 06/15/16	65,000	73,125
Essar Steel 9.375%, 03/15/15 (A)	150,000	154,875
FMG Resources 7.000%, 11/01/15 (A)	310,000	320,850
Georgia Gulf 9.000%, 01/12/17	150,000	166,500

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND
APRIL 30, 2012 (Unaudited)

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

MATERIALS & PROCESSING — continued
Gibraltar Industries 8.000%, 12/01/15	$75,000	$77,156
Graphic Packaging International 7.875%, 10/01/18	60,000	66,600
Huntsman International 5.500%, 06/30/16	293,000	293,366
KB Home 5.875%, 01/15/15	175,000	170,188
Lennar 5.600%, 05/31/15	40,000	41,700
Longview Fibre Paper & Packaging 8.000%, 06/01/16 (A)	325,000	328,250
Masco 5.875%, 07/15/12	100,000	100,555
MasTec 7.625%, 02/01/17	40,000	41,650
Metals USA 11.125%, 12/01/15	224,000	233,940
NOVA Chemicals 8.625%, 11/01/19	50,000	57,000
Packaging Dynamics 8.750%, 02/01/16 (A)	300,000	318,750
PE Paper Escrow 12.000%, 08/01/14 (A)	160,000	172,800
Pulte Group 5.200%, 02/15/15	50,000	51,500
Sealed Air 7.875%, 06/15/17	40,000	43,287
Solutia 8.750%, 11/01/17	40,000	45,200
Steel Dynamics 6.750%, 04/01/15	200,000	203,500

		4,095,132

PRODUCER DURABLES — 3.6%
Alliant Techsystems 6.750%, 04/01/16	335,000	342,956
American Axle & Manufacturing Holdings 9.250%, 01/15/17 (A)	55,000	61,187
BE Aerospace 8.500%, 07/01/18	50,000	55,375
Bway 10.000%, 06/15/18	45,000	49,500
Case New Holland 7.750%, 09/01/13	40,000	42,700
Esterline Technologies 6.625%, 03/01/17	30,000	31,013

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

PRODUCER DURABLES — continued
Kratos Defense 10.000%, 06/01/17	$100,000	$107,500
Lear 7.875%, 03/15/18	155,000	169,725
Sequa 13.500%, 12/01/15 (A)	60,000	63,675
Sequa 11.750%, 12/01/15 (A)	75,000	79,594
Terex 10.875%, 06/01/16	105,000	118,912

		1,122,137

REAL ESTATE INVESTMENT TRUST — 1.8%
DuPont Fabros Technology 8.500%, 12/15/17	175,000	192,938
Felcor Lodging 10.000%, 10/01/14	110,000	126,500
Host Hotels & Resorts 9.000%, 05/15/17	100,000	111,000
6.875%, 11/01/14	28,000	28,490
Rouse 7.200%, 09/15/12	100,000	101,500

		560,428

TECHNOLOGY — 5.9%
Advanced Micro Devices 8.125%, 12/15/17	210,000	231,000
Amkor Technologies 7.375%, 05/01/18	145,000	155,150
CDW 12.535%, 10/12/17	310,000	337,900
Freescale Semiconductors 9.250%, 04/15/18 (A)	175,000	191,844
Intelsat Jackson Holdings 11.250%, 06/15/16	265,000	278,581
Magnachip Semiconductor 10.500%, 04/15/18	205,000	230,112
NXP Funding 9.750%, 08/01/18 (A)	305,000	348,463
Seagate Technology 10.000%, 05/01/14 (A)	40,000	45,100
Sungard Data Systems 10.250%, 08/15/15	40,000	41,450

		1,859,600

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND
APRIL 30, 2012 (Unaudited)

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

UTILITIES — 10.3%
AES 9.750%, 04/15/16	$26,000	$30,680
Allbritton Communication 8.000%, 05/15/18	275,000	292,875
Calpine Construction 8.000%, 06/01/16 (A)	275,000	298,375
Cequel 8.625%, 11/15/17 (A)	150,000	162,000
Cincinnati Bell 8.250%, 10/15/17	140,000	144,900
Cincinnati Bell 7.000%, 02/15/15	110,000	111,100
Citizens Communications 6.625%, 03/15/15	25,000	26,250
Frontier Communications 7.875%, 04/15/15	300,000	325,500
Level 3 Financing 8.750%, 02/15/17	225,000	234,000
Nextel Communications 7.375%, 08/01/15	285,000	276,450
5.950%, 03/15/14	94,000	93,883
North American Energy Alliance 10.875%, 06/01/16	35,000	38,500
NRG Energy 7.375%, 01/15/17	338,000	351,097
Paetec Holding 8.875%, 06/30/17	75,000	81,938
RRI Energy 7.625%, 06/15/14	125,000	127,500
TW Telecom 8.000%, 03/01/18	140,000	153,300
Viasystems 12.000%, 01/15/15 (A)	250,000	269,375
Virgin Media Finance 8.375%, 10/15/19	190,000	213,275

		3,230,998

Total Corporate Obligations (Cost $29,558,372)		29,592,216

Total Investments — 94.1% (Cost $29,558,372)		$29,592,216

Percentages are based upon Net Assets of $31,455,189.
(A)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers who are “Qualified Institutional Buyers.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(B)	Floating rate security - Rate disclosed is the rate in effect on April 30, 2012.

(C)	Step Bonds - The rate reflected on the Schedule of Investments is the effective yield on April 30, 2012. The coupon on a step bond changes on a specified date.

MTN – Medium Term Note

PIK – Payment-in-Kind

As of April 30, 2012, all of the Fund’s investments were considered Level 2, in accordance with ASC-820.

For the six months ended April 30, 2012, there were no transfers between Level 1 and Level 2 assets and liabilities.

Amounts designated as “—” are either $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
APRIL 30, 2012 (Unaudited)

STATEMENTS OF ASSETS AND LIABILITIES
	Westwood LargeCap Value Fund	Westwood SMidCap Fund	Westwood SMidCap Plus Fund	Westwood SmallCap Value Fund
Assets:
Investments, at Value (Cost $141,791,993, $374,547,347, $16,916,185 and $30,019,082, respectively)	$176,271,445	$421,799,781	$17,746,093	$33,631,758
Receivable for Investment Securities Sold	3,996,790	1,349,995	43,831	526,302
Dividends and Income Receivable	172,587	152,841	6,609	10,043
Receivable for Capital Shares Sold	79,059	156,932	1,000	9,538
Reclaims Receivable	3,146	—	—	—
Receivable from Investment Adviser	—	—	9,868	1,658
Prepaid Expenses	17,143	16,516	17,758	14,564

Total Assets	180,540,170	423,476,065	17,825,159	34,193,863

Liabilities:
Payable for Investment Securities Purchased	1,190,145	732,107	—	1,253,564
Payable for Capital Shares Redeemed	268,843	957,431	—	6,131
Payable due to Investment Adviser	110,914	259,848	10,644	21,633
Payable due to Administrator	8,649	20,263	830	1,489
Payable due to Trustees	1,458	2,964	102	211
Chief Compliance Officer Fees Payable	1,305	2,648	109	180
Payable for Distribution Fees — Class A	917	—	—	—
Payable to Custodian	700,870	—	—	—
Other Accrued Expenses	27,101	105,225	28,582	29,605

Total Liabilities	2,310,202	2,080,486	40,267	1,312,813

Net Assets	$178,229,968	$421,395,579	$17,784,892	$32,881,050

NET ASSETS CONSIST OF:
Paid-in Capital	$135,966,820	$371,000,256	$17,319,679	$28,351,945
Undistributed Net Investment Income	733,057	1,789,876	13,753	50.882
Accumulated Net Realized Gain (Loss) on Investments	7,050,639	1,353,013	(378,448)	865,547
Net Unrealized Appreciation on Investments	34,479,452	47,252,434	829,908	3,612,676

Net Assets	$178,229,968	$421,395,579	$17,784,892	$32,881,050

Institutional Class Shares
Net Assets	$173,675,881	$421,395,579	$17,784,892	$32,881,050
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	15,758,071	30,016,169	1,815,612	3,262,605

Net Asset Value, Offering and Redemption Price Per Share	$11.02	$14.04	$9.80	$10.08

Class A Shares
Net Assets	$4,554,087	N/A	N/A	N/A
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	413,366	N/A	N/A	N/A

Net Asset Value and Redemption Price Per Share	$11.02	N/A	N/A	N/A
Maximum Offering Price per share	$11.60	N/A	N/A	N/A

	($11.02 ÷ 95.00%)	N/A	N/A	N/A

Amounts designated as “—” are either $0 or have been rounded to $0.

N/A — Not Applicable.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
APRIL 30, 2012 (Unaudited)

STATEMENTS OF ASSETS AND LIABILITIES
	Westwood Income Opportunity Fund	Westwood Balanced Fund	Westwood Dividend Growth Fund	Westwood Short Duration High Yield Fund
Assets:
Investments, at Value (Cost $653,139,858, $9,178,360, $74,305,357 and $29,558,372, respectively)	$702,008,076	$10,624,842	$83,328,152	$29,592,216
Receivable for Capital Shares Sold	4,070,811	240	10,886	3,100
Dividends and Income Receivable	2,055,804	34,717	136,407	681,455
Receivable for Investment Securities Sold	921,392	—	—	—
Reclaims Receivable	—	113	—	—
Receivable from Investment Adviser	—	5,186	—	7,471
Cash	—	—	—	1,755,632
Deferred Offering Costs	—	—	—	52,572
Prepaid Expenses	31,427	7,826	18,526	2,428

Total Assets	709,087,510	10,672,924	83,493,971	32,094,874

Liabilities:
Payable for Investment Securities Purchased	3,775,000	42,002	290,347	610,055
Payable for Capital Shares Redeemed	592,129	—	5,000	—
Payable due to Investment Adviser	442,317	6,472	50,466	18,920
Payable due to Administrator	32,875	505	3,936	1,475
Payable for Distribution Fees — Class A	10,298	—	—	—
Payable due to Trustees	3,969	73	533	109
Chief Compliance Officer Fees Payable	3,884	67	506	87
Other Accrued Expenses	45,538	14,433	11,751	9,039

Total Liabilities	4,906,010	63,552	362,539	639,685

Net Assets	$704,181,500	$10,609,372	$83,131,432	$31,455,189

NET ASSETS CONSIST OF:
Paid-in Capital	$656,812,015	$10,178,211	$70,795,229	$31,408,388
Undistributed Net Investment Income	1,606,277	10,733	438,482	14,403
Accumulated Net Realized Gain (Loss) on Investments	(3,105,010)	(1,026,054)	2,874,926	(1,446)
Net Unrealized Appreciation on Investments	48,868,218	1,446,482	9,022,795	33,844

Net Assets	$704,181,500	$10,609,372	$83,131,432	$31,455,189

Institutional Class Shares
Net Assets	$649,355,775	$10,609,372	$83,131,432	$31,455,189
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	53,915,131	975,840	7,607,446	3,130,487

Net Asset Value, Offering and Redemption Price Per Share	$12.04	$10.87	$10.93	$10.05

Class A Shares
Net Assets	$54,825,725	N/A	N/A	N/A
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	4,555,557	N/A	N/A	N/A

Net Asset Value and Redemption Price Per Share	$12.03	N/A	N/A	N/A
Maximum Offering Price per share	$12.66	N/A	N/A	N/A

	($12.03 ÷ 95.00%)	N/A	N/A	N/A

Amounts designated as “—” are either $0 or have been rounded to $0.

N/A — Not Applicable.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
FOR THE SIX MONTHS ENDED
APRIL 30, 2012 (Unaudited)

STATEMENTS OF OPERATIONS
	Westwood LargeCap Value Fund	Westwood SMidCap Fund	Westwood SMidCap Plus Fund	Westwood SmallCap Value Fund
Investment Income
Dividends	$2,607,178	$4,621,397	$124,257	$271,829
Less: Foreign Taxes Withheld	(10,848)	—	—	—

Total Investment Income	2,596,330	4,621,397	124,257	271,829

Expenses
Investment Advisory Fees	762,831	1,559,727	60,271	128,487
Administration Fees	61,288	125,038	4,827	9,095
Distribution Fees — Class A	5,526	—	—	—
Trustees’ Fees	5,480	10,628	399	769
Chief Compliance Officer Fees	2,086	4,115	158	294
Transfer Agent Fees	32,442	32,875	8,764	10,032
Registration and Filing Fees	21,194	14,892	10,575	9,020
Professional Fees	18,138	25,305	11,136	11,640
Printing Fees	7,376	14,495	581	1,031
Custodian Fees	6,866	9,658	1,553	3,347
Offering Costs	—	—	29,502	—
Shareholder Servicing Fees	—	172,123	8,036	27,655
Other Expenses	6,739	11,716	1,327	1,947

Total Expenses	929,966	1,980,572	137,129	203,317

Less:
Waiver of Investment Advisory Fees	—	—	(56,766)	(14,360)
Advisory Waiver Recapture	77,977	—	—	—
Fee Paid Indirectly	(61)	(13)	(1)	(2)

Net Expenses	1,007,882	1,980,559	80,362	188,955

Net Investment Income	1,588,448	2,640,838	43,895	82,874

Net Realized Gain (Loss) on Investments	9,808,371	2,846,730	(368,883)	1,096,809
Net Change in Unrealized Appreciation on Investments	9,176,127	33,589,333	1,972,374	2,807,707

Net Realized and Unrealized Gain on Investments	18,984,498	36,436,063	1,603,491	3,904,516

Net Increase in Net Assets Resulting from Operations	$20,572,946	$39,076,901	$1,647,386	$3,987,390

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
FOR THE SIX MONTHS/PERIOD ENDED
APRIL 30, 2012 (Unaudited)

STATEMENTS OF OPERATIONS
	Westwood Income Opportunity Fund	Westwood Balanced Fund	Westwood Dividend Growth Fund	Westwood Short Duration High Yield Fund(1)
Investment Income
Dividends	$9,038,960	$81,002	$1,086,782	$—
Interest	1,482,885	58,381	—	389,347
Less: Foreign Taxes Withheld	(1,875)	(348)	(3,891)	–

Total Investment Income	10,519,970	139,035	1,082,891	389,347

Expenses
Investment Advisory Fees	2,215,887	38,744	292,248	48,122
Administration Fees	177,216	3,107	23,422	3,793
Distribution Fees — Class A	55,240	—	—	—
Trustees’ Fees	14,291	265	1,973	189
Chief Compliance Officer Fees	5,583	102	760	87
Transfer Agent Fees	50,720	8,625	12,915	6,086
Registration and Filing Fees	33,752	8,757	16,001	490
Professional Fees	30,479	10,944	13,219	8,529
Printing Fees	20,260	357	6,837	320
Custodian Fees	10,464	2,484	1,721	1,235
Offering Costs	—	—	—	21,062
Other Expenses	13,559	4,398	2,880	2,467

Total Expenses	2,627,451	77,783	371,976	92,380

Less:
Waiver of Investment Advisory Fees	—	(31,289)	—	(34,638)
Advisory Waiver Recapture	86,962	—	13,807	—
Fees Paid Indirectly	(189)	(1)	(9)	(1)

Net Expenses	2,714,224	46,493	385,774	57,741

Net Investment Income	7,805,746	92,542	697,117	331,606

Net Realized Gain (Loss) on Investments	5,659,226	163,110	4,891,332	(1,446)
Net Change in Unrealized Appreciation on Investments	25,956,454	439,546	2,488,934	33,844

Net Realized and Unrealized Gain on Investments	31,615,680	602,656	7,380,266	32,398

Net Increase in Net Assets Resulting from Operations	$39,421,426	$695,198	$8,077,383	$364,004

Amounts designated as “—” are either $0 or have been rounded to $0.

(1) Commenced Operations December 28, 2011.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Westwood LargeCap Value Fund		Westwood SMidCap Fund
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011
Operations:
Net Investment Income (Loss)	$1,588,448	$2,845,860	$2,640,838	$1,444,325
Net Realized Gain (Loss) on Investments	9,808,371	13,738,936	2,846,730	55,177,028
Net Change in Unrealized Appreciation (Depreciation) on Investments	9,176,127	(4,907,569)	33,589,333	(36,920,916)

Net Increase (Decrease) in Net Assets Resulting from Operations	20,572,946	11,677,227	39,076,901	19,700,437

Dividends and Distributions:

Net Investment Income:
Institutional Class	(3,050,353)	(2,046,596)	(1,883,166)	(1,377,325)
Class A	(49,207)	(31,954)	—	—

Net Realized Gains:
Institutional Class	—	—	(47,803,396)	(3,500,875)

Total Dividends and Distributions	(3,099,560)	(2,078,550)	(49,686,562)	(4,878,200)

Capital Share Transactions:

Institutional Class:
Issued	14,537,896	41,706,763	47,049,728	133,305,621
Reinvestment of Dividends	2,296,738	1,564,376	42,378,653	4,109,608
Redeemed	(76,150,275)	(51,125,912)	(61,401,927)	(92,010,079)

Increase (Decrease) in Institutional Class Capital Share Transactions	(59,315,641)	(7,854,773)	28,026,454	45,405,150

Class A:
Issued	209,612	801,966	N/A	N/A
Reinvestment of Dividends	49,206	31,954	N/A	N/A
Redeemed	(432,429)	(2,068,084)	N/A	N/A

Increase (Decrease) in Class A Capital Share Transactions	(173,611)	(1,234,164)	N/A	N/A

Net Increase (Decrease) in Net Assets from Capital Share	(59,489,252)	(9,088,937)	28,026,454	45,405,150

Total Increase (Decrease) in Net Assets	(42,015,866)	509,740	17,416,793	60,227,387

Net Assets:
Beginning of Period	$220,245,834	$219,736,094	$403,978,786	$343,751,399

End of Period	$178,229,968	$220,245,834	$421,395,579	$403,978,786

Undistributed Net Investment Income	$733,057	$2,244,169	$1,789,876	$1,032,204

Shares Issued and Redeemed:

Institutional Class:
Issued	1,416,134	4,038,375	3,439,757	8,704,494
Reinvestment of Dividends	228,759	153,070	3,414,587	272,827
Redeemed	(7,156,286)	(5,023,594)	(4,432,669)	(6,111,091)

Total Institutional Class Transactions	(5,511,393)	(832,149)	2,421,675	2,866,230

Class A:
Issued	19,777	75,940	N/A	N/A
Reinvestment of Dividends	4,901	3,124	N/A	N/A
Redeemed	(40,848)	(199,488)	N/A	N/A

Total Class A Transactions	(16,170)	(120,424)	N/A	N/A

Net Increase (Decrease) in Shares Outstanding from Share Transactions Transactions	(5,527,563)	(952,573)	2,421,675	2,866,230

Amounts designated as “—” are either $0 or have been rounded to $0.

* Commenced operations on March 28, 2011.

N/A – Not Applicable

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

Westwood SMidCap Plus Fund*		Westwood SmallCap Value Fund		Westwood Income Opportunity Fund		Westwood Balanced Fund
Six Months Ended April 30, 2012 (Unaudited)	Period Ended October 31, 2011	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011

$43,895	$17,001	$82,874	$(2,046)	$7,805,746	$10,409,618	$92,542	$181,812
(368,883)	46,661	1,096,809	4,751,053	5,659,226	2,317,285	163,110	473,934
1,972,374	(1,142,466)	2,807,707	(2,196,770)	25,956,454	2,035,461	439,546	(191,767)

1,647,386	(1,078,804)	3,987,390	2,552,237	39,421,426	14,762,364	695,198	463,979

(47,193)	—	(52,930)	—	(7,228,921)	(8,203,793)	(93,158)	(180,113)
—	—	—	—	(555,238)	(360,345)	—	—

(56,176)	—	(1,425,319)	—	—	—	—	—

(103,369)	—	(1,478,249)	—	(7,784,159)	(8,564,138)	(93,158)	(180,113)

8,261,003	12,822,944	6,403,354	10,508,028	214,398,692	310,447,558	314,730	688,623
81,085	—	1,343,303	—	6,783,589	7,834,089	88,836	171,974
(2,975,357)	(869,996)	(10,039,196)	(10,885,638)	(49,196,318)	(78,103,080)	(600,385)	(858,574)

5,366,731	11,952,948	(2,292,539)	(377,610)	171,985,963	240,178,567	(196,819)	2,023

N/A	N/A	N/A	N/A	33,748,933	21,447,060	N/A	N/A
N/A	N/A	N/A	N/A	538,779	355,529	N/A	N/A
N/A	N/A	N/A	N/A	(7,104,146)	(3,802,809)	N/A	N/A

N/A	N/A	N/A	N/A	27,183,566	17,999,780	N/A	N/A

5,366,731	11,952,948	(2,292,539)	(377,610)	199,169,529	258,178,347	(196,819)	2,023

6,910,748	10,874,144	216,602	2,174,627	230,806,796	264,376,573	405,221	285,889

$10,874,144	$—	$32,664,448	$30,489,821	$473,374,704	$208,998,131	$10,204,151	$9,918,262

$17,784,892	$10,874,144	$32,881,050	$32,664,448	$704,181,500	$473,374,704	$10,609,372	$10,204,151

$13,753	$17,051	$50,882	$20,938	$1,606,277	$1,584,690	$10,733	$11,349

912,656	1,303,891	657,476	1,104,269	18,247,836	27,499,119	29,919	66,294
9,272	—	155,536	—	575,395	699,475	8,422	16,779
(316,653)	(93,554)	(1,086,774)	(1,129,987)	(4,194,146)	(7,162,856)	(57,232)	(83,072)

605,275	1,210,337	(273,762)	(25,718)	14,629,085	21,035,738	(18,891)	1

N/A	N/A	N/A	N/A	2,896,721	1,905,711	N/A	N/A
N/A	N/A	N/A	N/A	45,697	31,791	N/A	N/A
N/A	N/A	N/A	N/A	(602,759)	(340,835)	N/A	N/A

N/A	N/A	N/A	N/A	2,339,659	1,596,667	N/A	N/A

605,275	1,210,337	(273,762)	(25,718)	16,968,744	22,632,405	(18,891)	1

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Westwood Dividend Growth Fund			Westwood Short Duration High Yield Fund
	Six Months Ended April 30, 2012 (Unaudited)	Period Ended October 31, 2011*	Year Ended June 30, 2011**	Period Ended April 30, 2012*** (Unaudited)
Operations:
Net Investment Income	$697,117	$289,907	$796,444	$331,606
Net Realized Gain (Loss) on Investments	4,891,332	(1,788,740)	7,787,029	(1,446)
Net Realized Gain on Foreign Currency Translation	—	—	419	—
Net Change in Unrealized Appreciation (Depreciation) on Investments	2,488,934	(674,825)	4,325,937	33,844

Net Increase (Decrease) in Net Assets Resulting from Operations	8,077,383	(2,173,658)	12,909,829	364,004

Dividends and Distributions:

Net Investment Income:
Institutional Class	(1,332,042)	—	(459,739)	(317,203)

Net Realized Gains:
Institutional Class	(6,332,563)	—	—	—

Total Dividends and Distributions	(7,664,605)	—	(459,739)	(317,203)

Capital Share Transactions:

Institutional Class:
Issued	7,753,639	2,745,952	18,093,302	33,411,139
Reinvestment of Dividends	7,633,997	—	440,424	315,404
Redeemed	(4,263,104)	(1,271,304)	(10,822,447)	(2,318,155)

Net Increase in Net Assets from Capital Share Transactions	11,124,532	1,474,648	7,711,279	31,408,388

Total Increase (Decrease) in Net Assets	11,537,310	(699,010)	20,161,369	31,455,189

Net Assets:
Beginning of Period	$71,594,122	$72,293,132	$52,131,763	$—

End of Period	$81,131,432	$71,594,122	$72,293,132	$31,455,189

Undistributed Net Investment Income	$438,482	$1,073,407	$783,500	$14,403

Shares Issued and Redeemed:

Institutional Class:
Issued	746,858	262,258	1,726,469	3,330,527
Reinvestment of Dividends	766,402	—	40,856	31,467
Redeemed	(400,671)	(115,006)	(1,008,767)	(231,507)

Total Institutional Class Transactions	1,112,589	147,252	758,558	3,130,487

Net Increase in Shares Outstanding from Share Transactions	1,112,589	147,252	758,558	3,130,487

* For the period July 1, 2011 through October 31, 2011 (See Note 1).

** For the Fiscal year ended June 30 (See Note 1).

*** Commenced operations on December 28, 2011.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios For the Six Months Ended April 30, 2012 (Unaudited) and the Periods Ended October 31,
	NET ASSET VALUE, BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)^^		NET REALIZED AND UNREALIZED GAINS (LOSSES) ON SECURITIES	TOTAL FROM OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DISTRIBUTIONS FROM REALIZED CAPITAL GAINS	RETURN OF CAPITAL		TOTAL DIVIDENDS & DISTRIBUTIONS	NET ASSET VALUE, END OF PERIOD	TOTAL RETURN‡		NET ASSETS, END OF PERIOD (000)	RATIO OF EXPENSES TO AVERAGE NET ASSETS		RATIO OF EXPENSES TO AVERAGE NET ASSETS (EXCLUDING WAIVERS & RECOVERED FEES)		RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS		PORTFOLIO TURNOVER RATE
Westwood LargeCap Value Fund
Institutional Class (commenced operations on June 28, 2006)
2012	$10.15	$0.08		$0.94	$1.02	$(0.15)	$—	$—		$(0.15)	$11.02	10.17%		$173,676	0.99	%*^	0.91	%*	1.57	%*	23	%**
2011	9.70	0.13		0.42	0.55	(0.10)	—	—		(0.10)	10.15	5.62		215,894	1.00^		0.91		1.26		42
2010	8.64	0.10		1.04	1.14	(0.08)	—	—		(0.08)	9.70	13.24		214,416	1.00^		0.97		1.04		57
2009	8.74	0.11		(0.12)	(0.01)	(0.09)	—	—		(0.09)	8.64	(0.04	)†	125,933	1.00		1.14		1.43		89
2008	12.98	0.15		(4.08)	(3.93)	(0.09)	(0.22)	—		(0.31)	8.74	(30.94	)†	53,506	1.00		1.41		1.42		70
2007	10.72	0.12		2.18	2.30	(0.04)	—	—		(0.04)	12.98	21.54	†	23,841	1.00		1.82		1.04		50	(1)
Class A (commenced operations on December 31, 2007)
2012	$10.13	$0.07		$0.94	$1.01	$(0.12)	$—	$—		$(0.12)	$11.02	10.07%		$4,554	1.24	%*^	1.16	%*	1.26	%*	23	%**
2011	9.67	0.10		0.42	0.52	(0.06)	—	—		(0.06)	10.13	5.37		4,352	1.25^		1.16		1.02		42
2010	8.63	0.07		1.05	1.12	(0.08)	—	—		(0.08)	9.67	12.99		5,320	1.25^		1.22		0.73		57
2009	8.73	0.08		(0.11)	(0.03)	(0.07)	—	—		(0.07)	8.63	(0.25	)†	5,251	1.25		1.35		0.95		89
2008	12.10	0.10		(3.47)	(3.37)	—	—	—		—	8.73	(27.85	)†	673	1.25	*	1.65	*	1.14	*	70	(1)
Westwood SMidCap Fund
Institutional Class (commenced operations on December 19, 2005)
2012	$14.64	$0.09		$1.11	$1.20	$(0.06)	$(1.74)	$—		$(1.80)	$14.04	9.89%		$421,396	0.95	%*	0.95	%*	1.27	%*	15	%**
2011	13.90	0.05		0.88	0.93	(0.05)	(0.14)	—		(0.19)	14.64	6.64		403,979	0.96		0.96		0.34		62
2010	11.28	0.06		2.61	2.67	(0.05)	—	—		(0.05)	13.90	23.72		343,751	0.99		0.99		0.47		48
2009	9.41	0.08		1.85	1.93	(0.06)	—	—		(0.06)	11.28	20.65		168,700	1.24^		1.24		0.81		54
2008	13.84	0.11		(4.03)	(3.92)	(0.17)	(0.34)	—		(0.51)	9.41	(29.25)		77,475	1.25^		1.25		0.87		81
2007	11.47	0.26		2.28	2.54	(0.09)	(0.08)	—		(0.17)	13.84	22.43	†	66,915	1.25		1.37		1.96		63
Westwood SMidCap Plus Fund
Institutional Class (commenced operations on March 28, 2011)
2012	$8.98	$0.03		$0.85	$0.88	$(0.03)	$(0.03)	$—		$(0.06)	$9.80	9.90	%†	$17,785	1.00	%*	1.71	%*	0.55	%*	21	%**
2011	10.00	0.02		(1.04)	(1.02)		—	—		—	8.98	(10.20	)†	10,874	1.00	*	2.35	*	0.37	*	31	**
Westwood SmallCap Value Fund
Institutional Class (commenced operations on April 2, 2007)
2012	$9.24	$0.03		$1.26	$1.29	$(0.02)	$(0.43)	$—		$(0.45)	$10.08	14.73	%†	$32,881	1.25	%*	1.35	%*	0.55	%*	30	%**
2011	8.56	—	(2)	0.68	0.68	—	—	—		—	9.24	7.94	†	32,664	1.25		1.28		(0.01)		103
2010	7.11	(0.02)		1.47	1.45	—	—	—	(2)	—	8.56	20.42	†	30,490	1.25		1.35		(0.28)		67
2009	7.00	0.01		0.13	0.14	(0.03)	—	—	(2)	(0.03)	7.11	1.99	†	20,361	1.25		1.63		0.08		82
2008	10.33	0.07		(3.35)	(3.28)	(0.05)	—	—		(0.05)	7.00	(31.86	)†	17,286	1.25		1.88		0.79		93
2007	10.00	0.04		0.29	0.33	—	—	—		—	10.33	3.30	†	11,787	1.25	*	2.94	*	0.72	*	25	**
Westwood Income Opportunity Fund
Institutional Class (commenced operations on December 19, 2005)
2012	$11.41	$0.16		$0.62	$0.78	$(0.15)	$—	$—		$(0.15)	$12.04	6.90%		$649,356	0.90	%*^	0.87	%*	2.67	%*	15	%**
2011	11.08	0.33		0.26	0.59	(0.26)	—	—		(0.26)	11.41	5.35		448,112	0.90^		0.89		2.93		26
2010	9.73	0.32		1.39	1.71	(0.36)	—	—		(0.36)	11.08	17.89	†	202,142	0.90		0.96		3.18		34
2009	9.32	0.30		0.38	0.68	(0.27)	—	—		(0.27)	9.73	7.50	†	124,856	1.00		1.11		3.22		91
2008	10.61	0.36		(1.13)	(0.77)	(0.32)	(0.20)	—		(0.52)	9.32	(7.50	)†	113,764	1.00		1.24		3.57		99
2007	10.45	0.59		0.14 (3)	0.73	(0.57)	— (2)	—		(0.57)	10.61	7.00	†	124,430	1.00		1.41		5.45		62
Class A (commenced operations on December 31, 2007)
2012	$11.40	$0.14		$0.63	$0.77	$(0.14)	$—	$—		$(0.14)	$12.03	6.80%		$54,826	1.15	%*^	1.12	%*	2.35	%*	15	%**
2011	11.07	0.30		0.26	0.56	(0.23)	—	—		(0.23)	11.40	5.13		25,262	1.15^		1.14		2.66		26
2010	9.73	0.27		1.41	1.68	(0.34)	—	—		(0.34)	11.07	17.55	†	6,856	1.15		1.20		2.59		34
2009	9.32	0.27		0.39	0.66	(0.25)	—	—		(0.25)	9.73	7.23	†	543	1.25		1.38		2.88		91
2008	9.99	0.25		(0.71)	(0.46)	(0.21)	—	—		(0.21)	9.32	(4.69	)†	482	1.25	*	1.47	*	3.04	*	99	(1)
Westwood Balanced Fund
Institutional Class (commenced operations on September 8, 2006)
2012	$10.26	$0.09		$0.62	$0.71	$(0.10)	$—	$—		$(0.10)	$10.87	6.91	%†	$10,609	0.90	%*	1.51	%*	1.79	%*	16	%**
2011	9.97	0.18		0.29	0.47	(0.18)	—	—		(0.18)	10.26	4.73	†	10,204	0.90		1.50		1.76		33
2010	9.17	0.16		0.80	0.96	(0.16)	—	—		(0.16)	9.97	10.57	†	9,918	0.90		1.82		1.66		39
2009	9.01	0.17		0.17	0.34	(0.18)	—	—		(0.18)	9.17	3.93	†	9,251	1.00		1.94		1.98		90
2008	11.61	0.23		(2.44)	(2.21)	(0.23)	(0.16)	—		(0.39)	9.01	(19.61	)†	8,672	1.00		1.97		2.18		57
2007	10.36	0.24		1.24	1.48	(0.23)	—	—		(0.23)	11.61	14.40	†	9,700	1.00		2.42		2.23		31

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS — continued
Selected Per Share Data & Ratios For the Six Months Ended April 30, 2012 (Unaudited) and the Periods Ended October 31,
	NET ASSET VALUE, BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)		NET REALIZED AND UNREALIZED GAINS (LOSSES) ON SECURITIES	TOTAL FROM OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DISTRIBUTIONS FROM REALIZED CAPITAL GAINS	RETURN OF CAPITAL	TOTAL DIVIDENDS & DISTRIBUTIONS	NET ASSET VALUE, END OF PERIOD	TOTAL RETURN‡		NET ASSETS, END OF PERIOD (000)	RATIO OF EXPENSES TO AVERAGE NET ASSETS		RATIO OF EXPENSES TO AVERAGE NET ASSETS (EXCLUDING WAIVERS & RECOVERED FEES)		RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS		PORTFOLIO TURNOVER RATE
Westwood Dividend Growth Fund
Institutional Class (commenced operations on October 31, 2001)
2012	$11.02	$0.10	^^	$0.95	$1.05	$(0.18)	$(0.96)	$—	$(1.14)	$10.93	10.70%		$83,131	0.99	%*^	0.96	%*	1.79	%*	52	%**
2011(4)	11.39	0.05	^^	(0.42)	(0.37)	—	—	—		11.02	(3.25	)†	71,594	1.00	*	1.04	*	1.24	*	24	**
2011(5)	9.33	0.13	^^	2.00	2.13	(0.07)	—	—	(0.07)	11.39	22.92	†	72,293	1.02		1.03		1.19		66
2010(5)	8.14	0.08		1.16	1.24	(0.05)	—	—	(0.05)	9.33	15.14		52,132	1.10		1.07		0.89		50
2009(5)	10.30	0.04		(2.11)	(2.07)	(0.02)	(0.07)	—	(0.09)	8.14	(19.95	)†	41,589	1.15		1.19		0.65		100
2008(5)	12.51	0.02		(1.07)	(1.05)	(0.05)	(1.11)	—	(1.16)	10.30	(8.87)		36,948	1.15		1.15		0.19		104
2007(5)	11.54	0.06		1.47	1.53	(0.02)	(0.54)	—	(0.56)	12.51	13.51		44,667	1.15		1.11		0.53		62
Westwood Short Duration High Yield Fund
Institutional Class (commenced operations on December 28, 2011)
2012(6)	$10.00	$0.15^^		$0.02	$0.17	$(0.12)	$—	$—	$(0.12)	$10.05	1.72	%†	$31,455	0.90	%*	1.43	%*	5.17	%*	16	%**

Amounts designated as “—” are $0.

^ Ratio includes previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.

^^ Calculation performed using average shares for the period.

† Total return would have been lower had certain expenses not been waived or assumed by the Adviser during the period.

‡ Total return for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

* Annualized.

** Not annualized.

(1) Portfolio turnover rate is for the Fund for the year ended October 31, 2008.

(2) Amount less than $0.01 per share.

(3) The amount shown for a share outstanding throughout the period does not accord with the aggregate net losses on investments for the period because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

(4) For the period from July 1, 2011 through October 31, 2011 (See Note 1).

(5) For the Fiscal year ending June 30 (See Note 1).

(6) For the period from December 28, 2011 through April 30, 2012 (See Note 1).

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with 41 funds. The financial statements herein are those of the Westwood LargeCap Value Fund, Westwood SMidCap Fund, Westwood SMidCap Plus Fund, Westwood SmallCap Value Fund, Westwood Income Opportunity Fund, Westwood Balanced Fund, Westwood Dividend Growth Fund, and Westwood Short Duration High Yield Fund (the “Funds”). Westwood SMidCap Fund and Westwood Income Opportunity Fund commenced operations on December 19, 2005. Westwood LargeCap Value Fund commenced operations on June 28, 2006. Westwood Balanced Fund commenced operations on September 8, 2006. Westwood SmallCap Value Fund commenced operations on April 2, 2007. Westwood SMidCap Plus Fund commenced operations on March 28, 2011. The Westwood Dividend Growth Fund commenced operations on October 31, 2001 as the McCarthy Multi-Cap Stock Fund and reorganized through a transfer of all assets and liabilities to the Westwood Dividend Growth Fund on February 4, 2011. The Westwood Short Duration High Yield Fund commenced operations on December 28, 2011. Each of the Westwood Funds is classified as a “diversified” investment company under the 1940 Act. The Westwood LargeCap Value Fund, Westwood SMidCap Fund, Westwood SMidCap Plus Fund, Westwood SmallCap Value Fund, and Westwood Dividend Growth Fund seek long-term capital appreciation. The Westwood Income Opportunity Fund and Westwood Balanced Fund seek long-term capital appreciation and provide current income by investing in a portfolio of stocks and fixed-income securities. The Westwood Short Duration High Yield Fund seeks preservation of capital and provides current income by investing in a portfolio of fixed-income securities. The financial statements of the remaining funds of the Trust are presented separately. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held.

Effective January 7, 2011, the Westwood SMidCap Fund is closed to new investors. Existing shareholders of the Westwood SMidCap Fund may continue to make additional investments and reinvest dividends and capital gains distributions in the Fund.

Effective July 1, 2011, the Westwood Dividend Growth Fund changed its fiscal year end to October 31.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Funds.

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Values of debt securities are generally reported at the last sales price if the security is actively traded. If a debt security is not actively traded it is valued at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of April 30, 2012, the total value of securities in the Westwood Dividend Growth Fund valued in accordance with Fair Value Procedures was $0 or 0.0% of net assets.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or abilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

Level 1—Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2—other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.)

Level 3—Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the six months/period ended April 30, 2012, there have been no significant changes to the Funds’ fair valuation methodology.

Federal Income Taxes — It is the Westwood Short Duration High Yield Fund’s intention to qualify and each of the other Funds’ intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to its shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six months ended April 30, 2012, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months the Funds did not incur any significant interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Discounts and premiums on securities purchased are amortized using the scientific interest method, which approximates the effective interest method.

Investments in REITs — Dividend income from REITs is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Classes — Class specific expenses, such as distribution fees, are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the Fund based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — The Westwood LargeCap Value Fund, Westwood SMidCap Fund, Westwood SMidCap Plus Fund, Westwood SmallCap Value Fund, and Westwood Dividend Growth Fund distribute substantially all of their net

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

investment income, if any, at least annually. The Westwood Income Opportunity Fund and Westwood Balanced Fund distribute substantially all of their net investment income, if any, quarterly. The Westwood Short Duration High Yield Fund distributes substantially all of its net investment income, if any, monthly. For each Fund, any net realized capital gains are distributed at least annually. All dividends and distributions are recorded on ex-dividend date.

Deferred Offering Costs — Offering costs, including costs of printing initial prospectus, legal and registration fees, are amortized over twelve-months from inception of a fund. For the Westwood Short Duration High Yield Fund, as of April 30, 2012, the remaining amount still to be amortized for the Fund was $52,572.

3. Transactions with Affiliates:

Certain officers and a trustee of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust for serving as officers of the Trust.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4. Administration, Distribution, Shareholder Servicing, Transfer Agent and Custodian Agreements:

The Westwood Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services for an annual fee equal to 0.12% of the first $100 million, 0.08% of the next $200 million, 0.06% of the next $550 million and 0.04% of any amount above $850 million of the Funds’ average daily net assets, subject to a minimum fee of $100,000 for each fund plus $15,000 per each additional class.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

Effective December 31, 2007, the Westwood Large Cap Value and the Westwood Income Opportunity Funds have adopted a Distribution Plan (the “Plan”) relating to each Fund’s Class A Shares pursuant to Rule 12b-1 of the 1940 Act. The Plan provides for payment at an annual rate of 0.25% of the average daily net assets of each Fund’s Class A Shares.

The Westwood SMidCap Fund, Westwood SMidCap Plus Fund and the Westwood SmallCap Value Fund have each adopted a shareholder servicing plan that provides that the Funds may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.20% based on average daily net assets. The Funds do not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Funds, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to the Funds’ shareholders. For the six months ended April 30, 2012, the Westwood SMidCap Fund, the Westwood SMidCap Plus Fund and the Westwood SmallCap Value Fund incurred $172,123, $8,036 and $27,655, or 0.08%, 0.10% and 0.18% of average daily net assets, of shareholder servicing fees, respectively.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

The Funds earned cash management credits which are used to offset transfer agent expenses. During the six months ended April 30, 2012, the Westwood LargeCap Value Fund, Westwood SMidCap Fund, Westwood SMidCap Plus Fund, Westwood SmallCap Value Fund, Westwood Income Opportunity Fund, the Westwood Balanced Fund, the Westwood Dividend Growth Fund, and the Westwood Short Duration High Yield Fund earned credits of $61, $13, $1, $2, $189, $1, $9, and $1, respectively.

Certain brokers, dealers, banks, trust companies and other financial representatives received compensation from the Funds for providing a variety of services, including record keeping and transaction processing. Such fees are based on the assets of the Funds that are serviced by the financial representative. Such fees are paid by the Funds to the extent that the number of accounts serviced by the financial representative multiplied by the account fee charged by the Funds’ transfer agent would not exceed the amount that would have been charged had the accounts serviced by the financial representative been registered directly through the transfer agent. All fees in excess of this calculated amount are paid by Westwood Management Corp. (the “Adviser”).

U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

5. Investment Advisory Agreement:

Under the terms of an investment advisory agreement with the Funds, the Adviser provides investment advisory services the Funds and receives a fee, which is calculated daily and paid monthly, at the following annual rates based on the average daily net assets of each Fund. The Advisor has contractually agreed to reduce its investment advisory fees and reimburse expenses for the Funds in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) as set forth below (the “Institutional Class Expense Limitation” and the “Class A Expense Limitation”). The contractual waivers are in place through February 28, 2013.

Fund	Advisory Fee	Institutional Class Expense Limitation	Class A Expense Limitation
Westwood LargeCap Value Fund	0.75%	1.00%	1.25%
Westwood SmidCap Fund	0.75%	1.25%	N/A
Westwood SMidCap Plus Fund	0.75%	1.00%	N/A
Westwood SmallCap Value Fund	0.85%	1.25%	N/A
Westwood Income Opportunity Fund	0.75%	0.90%	1.15%
Westwood Balanced Fund	0.75%	0.90%	N/A
Westwood Dividend Growth Fund	0.75%	1.00%	N/A
Westwood Short Duration High Yield Fund	0.75%	0.90%	N/A

Prior to February 4, 2011, under the terms of an investment advisory agreement with the Predecessor Fund, McCarthy Group Advisors, L.L.C. provided the Predecessor Fund with investment management services at an annual rate of 0.75% of the first $20 million of the Predecessor Fund’s average daily net assets, and 0.60% of the Predecessor Fund’s average daily net assets over $20 million. McCarthy Group Advisors, L.L.C. had contractually agreed to limit the Predecessor Fund’s total operating expenses by reducing all or a portion of its fees and reimbursing the Predecessor Fund’s total operating expenses, for a one year period, so that its expense ratio of expenses to average net assets would not exceed 1.15%.

The Adviser may seek reimbursement for Advisory Fees waived or limited and other expenses paid by the Adviser during the preceding three-year period, pursuant to the Expense Limitation Agreement. Reimbursement by a Fund of the Advisory Fees waived and other expenses paid by the Adviser pursuant to the Expense Limitation Agreement may be made when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of each Fund to exceed the total operating expense limitation.

At April 30, 2012, pursuant to the above, At April 30, 2012, pursuant to the above, the amount of previously waived and reimbursed fees for the Westwood LargeCap Value Fund, Westwood SMidCap Fund, Westwood SMidCap Plus Fund, Westwood SmallCap Value Fund, Westwood Income Opportunity Fund, Westwood Balanced Fund, Westwood Dividend Growth Fund and Westwood Short Duration High Yield Fund for which the Adviser may seek reimbursement was $0, $0, $133,594, $71,802, $104,775, $220,086, $0, and $34,638 respectively. For the six months ended April 30, 2012, the Adviser recaptured previously waived fees of $77,977 for the Westwood LargeCap Value Fund, $86,962 for the Westwood Income Opportunity Fund and $13,807 for the Westwood Dividend Growth Fund.

As of December 28, 2011, the Adviser has entered into an investment sub-advisory agreement with SKY Harbor Capital Management LLC and pays the sub-adviser out of the fee that it receives from the Westwood Short Duration High Yield Fund.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

6. Investment Transactions:

The cost of security purchases and proceeds from security sales, other than short-term securities, for the six months ended April 30, 2012, were as follows:

	Purchases	Sales and Maturities	U.S. Government Purchases	U.S. Government Sales and Maturities
Westwood LargeCap Value Fund	$45,396,360	$103,953,334	$—	$—
Westwood SMidCap Fund	61,362,553	84,317,089	—	—
Westwood SMidCap Plus Fund	8,073,403	3,189,979	—	—
Westwood SmallCap Value Fund	8,899,748	14,174,333	—	—
Westwood Income Opportunity Fund	209,010,282	70,211,256	11,802,583	4,232,046
Westwood Balanced Fund	1,482,227	1,796,789	111,758	327,670
Westwood Dividend Growth Fund	45,919,851	40,023,253	—	—
Westwood Short Duration High Yield Fund*	30,423,785	2,504,000	—	—

*	For the period December 28, 2011 to April 30, 2012.

7. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. As a result, net investment income (loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during the year. The book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital as appropriate, in the period that the difference arises.

The tax character of dividends and distributions paid during the last two fiscal years were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Westwood LargeCap Value Fund
2011	$2,078,550	$—	$—	$2,078,550
2010	1,695,420	—	—	1,695,420
Westwood SMidCap Fund
2011	1,377,325	3,500,875	—	4,878,200
2010	745,696	—	—	745,696
Westwood SMidCap Plus Fund
2011	—	—	—	—
Westwood SmallCap Value Fund
2011	—	—	—	—
2010	—	—	5,154	5,154
Westwood Income Opportunity Fund
2011	8,564,138	—	—	8,564,138
2010	5,572,524	—	—	5,572,524
Westwood Balanced Fund
2011	180,113	—	—	180,113
2010	160,576	—	—	160,576
Westwood Dividend Growth Fund
2011*	—	—	—	—
2011**	459,739	—	—	459,739
2010**	239,009	—	—	239,009

*	For the period July 1, 2011 to October 31, 2011 (See Note 1).
**	For the year ended June 30. (See Note 1).

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

As of October 31, 2011, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Unrealized Appreciation/ (Depreciation)	Other Temporary Differences	Total Distributable Earnings/ (Accumulated Losses)
Westwood LargeCap Value Fund	$2,244,173	$—	$(309,317)	$23,854,911	$(5)	$24,789,762
Westwood SMidCap Fund	23,661,548	25,169,748	—	12,173,693	(5)	61,004,984
Westwood SMidCap Plus Fund	73,081	—	—	(1,151,885)	—	(1,078,804)
Westwood SmallCap Value Fund	20,940	1,424,992	—	574,034	(2)	2,019,964
Westwood Income Opportunity Fund	2,091,601	—	(10,045,329)	24,192,856	(506,910)	15,732,218
Westwood Balanced Fund	11,351	—	(1,077,013)	894,784	(1)	(170,879)
Westwood Dividend Growth Fund	1,073,412	6,332,372	(1,788,740)	6,306,385	(4)	11,923,425

For Federal income tax purposes, capital carryforwards represent realized losses of the Funds that may be carried forward for a maximum of eight years and applied against future capital gains as follows:

	Expires 10/31/17	Expires 10/31/18	Total Capital Loss Carryforwards 10/31/11
Westwood LargeCap Value Fund	$—	$309,317	$309,317
Westwood Income Opportunity Fund	10,045,329	—	10,045,329
Westwood Balanced Fund	1,077,013	—	1,077,013

During the year ended October 31, 2011, the Westwood LargeCap Value Fund, Westwood SmallCap Fund, Westwood Income Opportunity Fund and Westwood Balanced Fund utilized $13,693,961, $3,413,119, $2,475,469, and $483,781, respectively, of capital loss carryforwards to offset capital gains.

Under the Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, postenactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, held by the Funds at April 30, 2012, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
Westwood LargeCap Value Fund	$141,791,993	$37,635,337	$(3,155,885)	$34,479,452
Westwood SMidCap Fund	374,547,347	75,441,813	(28,189,379)	47,252,434
Westwood SMidCap Plus Fund	16,916,185	1,620,709	(790,801)	829,908
Westwood SmallCap Value Fund	30,019,082	4,591,998	(979,322)	3,612,676
Westwood Income Opportunity Fund	653,139,858	56,894,681	(8,026,463)	48,868,218
Westwood Balanced Fund	9,178,360	1,579,322	(132,840)	1,446,482
Westwood Dividend Growth Fund	74,305,357	9,692,395	(669,600)	9,022,795
Westwood Short Duration High Yield Fund	29,558,372	164,458	(130,614)	33,844

8. Indemnifications:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

9. Other:

At April 30, 2012, the percentage of total shares outstanding held by shareholders for each Fund, which are comprised of omnibus accounts that are held on behalf of various individual shareholders was as follows:

	No. of Shareholders	% Ownership
Westwood LargeCap Value Fund, Institutional Class	3	51%
Westwood LargeCap Value Fund, Class A	2	92%
Westwood SMidCap Fund, Institutional Class	3	59%
Westwood SMidCap Plus Fund, Institutional Class	5	80%
Westwood SmallCap Value Fund, Institutional Class	3	65%
Westwood Income Opportunity Fund, Institutional Class	2	62%
Westwood Income Opportunity Fund, Class A	2	66%
Westwood Balanced Fund, Institutional Class	1	74%
Westwood Dividend Growth Fund, Institutional Class	2	68%
Westwood Short Duration High Yield Fund, Institutional Class	1	73%

10. Recent Accounting Pronouncement:

In May 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

11. Subsequent Event:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the following page illustrates your Fund’s costs in two ways.

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 11/1/11	Ending Account Value 4/30/12	Annualized Expense Ratios	Expenses Paid During Period*
Actual Fund Return
Westwood LargeCap Value Fund, Institutional Class	$1,000.00	$1,101.70	0.99%	$5.17	*
Westwood LargeCap Value Fund, Class A	1,000.00	1,100.70	1.24%	6.48	*
Westwood SMidCap Fund, Institutional Class	1,000.00	1,098.90	0.95%	4.96	*
Westwood SMidCap Plus Fund, Institutional Class	1,000.00	1,099.00	1.00%	5.22	*
Westwood SmallCap Value, Institutional Class	1,000.00	1,147.30	1.25%	6.67	*
Westwood Income Opportunity Fund, Institutional Class	1,000.00	1,069.00	0.90%	4.63	*
Westwood Income Opportunity Fund, Class A	1,000.00	1,068.00	1.15%	5.91	*
Westwood Balanced Fund, Institutional Class	1,000.00	1,069.10	0.90%	4.63	*
Westwood Dividend Growth Fund, Institutional Class	1,000.00	1,107.00	0.99%	5.19	*

Hypothetical 5% Return
Westwood LargeCap Value Fund, Institutional Class	$1,000.00	$1,019.94	0.99%	$4.97	*
Westwood LargeCap Value Fund, Class A	1,000.00	1,018.70	1.24%	6.22	*
Westwood SMidCap Fund, Institutional Class	1,000.00	1,020.14	0.95%	4.77	*
Westwood SMidCap Plus Fund, Institutional Class	1,000.00	1,019.89	1.00%	5.02	*
Westwood SmallCap Value, Institutional Class	1,000.00	1,018.65	1.25%	6.27	*
Westwood Income Opportunity Fund, Institutional Class	1,000.00	1,020.39	0.90%	4.52	*
Westwood Income Opportunity Fund, Class A	1,000.00	1,019.14	1.15%	5.77	*
Westwood Balanced Fund, Institutional Class	1,000.00	1,020.39	0.90%	4.52	*
Westwood Dividend Growth Fund, Institutional Class	1,000.00	1,019.94	0.99%	4.97	*
	Beginning Account Value 12/28/11	Ending Account Value 4/30/12	Annualized Expense Ratios	Expenses Paid During Period
Actual Fund Return
Westwood Short Duration High Yield Fund, Institutional Class	$1,000.00	$1,017.20	0.90%	$3.10	**

Hypothetical 5% Return
Westwood Short Duration High Yield Fund, Institutional Class	1,000.00	1,019.94	0.90%	4.51	*

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
**	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 125/366 (to reflect the period since inception).

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited)

During the reporting period, pursuant to Section 15(c) of the 1940 Act, at its November 15-16, 2011 meeting, the Board of The Advisors’ Circle Fund (the “Trust”) considered the approval of the following agreements for an initial two-year term (collectively, the “Agreements”):

— the Advisory Agreement between Westwood Management Corp. (the “Adviser”) and the Trust, on behalf of the Westwood Short Duration High Yield Fund (the “Fund”); and

— the Sub-Advisory Agreement between the Adviser and SKY Harbor Capital Management, LLC (the “Sub-Adviser”), on behalf of the Fund.

After their initial two-year terms, the Agreements must be approved: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreements or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. Each year after the initial two-year term, the Board calls and holds a meeting to decide whether to renew the Agreements for an additional one-year term. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser and Sub-Adviser.

Prior to the meeting, the Board, including the Independent Trustees advised by their independent legal counsel, reviewed written materials from the Adviser and Sub-Adviser regarding, among other things: (i) the nature, extent and quality of the services to be provided by the Adviser and Sub-Adviser; and (ii) the costs of the services to be provided, as discussed in further detail below.

At the meeting, representatives from the Adviser and Sub-Adviser, along with other service providers of the Fund, presented additional oral and written information to help the Board evaluate the Adviser’s and Sub-Adviser’s fees and other aspects of the Agreements. Among other things, the representatives provided an overview of the Sub-Adviser, including its history, investment management team and experience, risk management infrastructure, best execution and use of soft dollar policies. The Adviser’s representative noted that the Sub-Adviser (and the predecessor firm of which the principals of SKY had been employees) had managed assets for the Adviser for fifteen years. The representatives then provided an overview of the new Fund, discussing the Fund’s proposed objective and strategy, as well as model portfolio characteristics, and the Adviser and Sub-Adviser’s rationale for introducing the new Fund. The Trustees then discussed the written materials that the Board received before the meeting, the Adviser’s and Sub-Adviser’s oral presentation and any other information that the Board received at the meeting, and deliberated on the approval of the Agreements in light of this information. In its deliberations, the Board did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.

Nature, Extent and Quality of Services Provided by the Adviser and Sub-Adviser

In considering the nature, extent and quality of the services to be provided by the Adviser and Sub-Adviser, the Board reviewed the portfolio management services to be provided by the Adviser and Sub-Adviser to the Fund. Among other things, the Board considered the quality of the Adviser’s and Sub-Adviser’s portfolio management personnel. The Adviser’s and Sub-Adviser’s registration forms (“Form ADV”) were provided to the Board, as was the response of the Adviser and Sub-Adviser to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers primarily responsible for the day-to-day management of the Fund.

The Trustees also considered other services to be provided to the Fund by the Adviser and Sub-Adviser, such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities regulations. Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by the Adviser and Sub-Adviser.

Investment Performance of the Fund

Because the Fund is new, no performance information relating to the Fund was available for consideration. However, the Trustees considered the performance of a comparable fund with similar strategies previously managed by the portfolio manager who would also manage the proposed Fund. The Trustees noted that, since its inception, the comparable fund had performed similarly to its benchmark.

Cost of Services Provided and Economies of Scale

In concluding that the advisory fees payable to the Adviser and Sub-Adviser were reasonable, the Trustees reviewed a report of the proposed fees to be paid by the Fund to the Adviser and Sub-Adviser, as well as the expected costs of services to be provided by and the

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS — continued (Unaudited)

expected profits to be realized by the Adviser and Sub-Adviser from their relationship with the Fund, and concluded that such profits were not excessive. The Trustees also reviewed reports comparing the expense ratio and advisory fee to be paid by the Fund to those paid by other comparable mutual funds and noted that the Fund’s expected total fees and expenses, after waivers, were within the range of the average fees and expenses incurred by other peer funds. The Board concluded that the advisory fee was the result of arm’s length negotiations and appeared reasonable in light of the services to be rendered. The Board also considered the Adviser’s and Sub-Adviser’s commitment to managing the Fund and the Adviser’s willingness to enter into an expense limitation and fee waiver arrangement. The Board noted that although the investment advisory agreement does not currently provide for breakpoints, the Board could re-assess the need for breakpoints in the future as the Fund grows. Because it was not possible to determine the profitability that the Adviser and Sub-Adviser might achieve with respect to the Fund, the Trustees did not make any conclusions regarding the Adviser’s and Sub-Adviser’s profitability. For the same reason, the Board did not make any conclusions regarding the extent to which economies of scale would be realized by the Adviser and Sub-Adviser as the assets of the Fund grow. In this regard, during future considerations of the Agreements, the Board will consider whether any economies of scale are being realized by the Adviser and Sub-Adviser and, if so, an appropriate mechanism for sharing the benefits of such economies of scale.

Based on the Board’s deliberations and its evaluation of the information described above, the Board, including the Independent Trustees, unanimously: (a) concluded that the terms of the Agreements are fair and reasonable; (b) concluded that the Adviser’s and Sub-Adviser’s fees are reasonable in light of the services that the Adviser and Sub-Adviser will provide to the Fund; and (c) agreed to approve the Advisory and Sub-Advisory Agreements for an initial term of two years.

The Westwood Funds

P.O. Box 219009

Kansas City, MO 64121-9009

1-877-FUND-WHG

www.westwoodfunds.com

Adviser:

Westwood Management Corp.

200 Crescent Court, Suite 1200

Dallas, Texas 75201

Sub-Adviser:

SKY Harbor Capital Management, LLC

20 Horseneck Lane

Greenwich, CT 06830

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Ave., N.W.

Washington, DC 20004

Independent Registered Public Accounting Firm:

Ernst & Young LLP

2005 Market Street, Suite 700

Philadelphia, PA 19103

This information must be preceded or accompanied by a

current prospectus for the Funds described.

WHG-SA-001-0700

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 6, 2012

By (Signature and Title)	/s/ Michael Lawson
Michael Lawson
Treasurer, Controller & CFO

Date: July 6, 2012